IDS Life Series Fund, Inc.

                                                          2002 SEMIANNUAL REPORT

Offers seven portfolios with separate goals and objectives to provide investment flexibility for Variable Life Insurance Policies.

References to "Fund" throughout the remainder of this semiannual report refer to Equity Portfolio, Equity Income Portfolio, Government Securities Portfolio, Income Portfolio, International Equity Portfolio, Managed Portfolio and Money Market Portfolio, singularly or collectively as the context requires.

Managed by: IDS Life Insurance Company

AMERICAN
  EXPRESS(R)


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Table of Contents

2002 SEMIANNUAL REPORT

From the President                                                    3

Equity Portfolio
Portfolio Managers' Q & A                                             4
The 10 Largest Holdings                                               5

Equity Income Portfolio
Portfolio Manager Q & A                                               6
The 10 Largest Holdings                                               7

Government Securities Portfolio
Portfolio Manager Q & A                                               8

Income Portfolio
Portfolio Manager Q & A                                               9
The 10 Largest Holdings                                              10

International Equity Portfolio
Portfolio Managers' Q & A                                            11
The 10 Largest Holdings                                              12

Managed Portfolio
Portfolio Managers' Q & A                                            13
The 10 Largest Holdings                                              14

Money Market Portfolio
Portfolio Manager Q & A                                              15

All Portfolios
Financial Statements                                                 16
Notes to Financial Statements                                        22
Investments in Securities                                            30
Results of Meeting of Shareholders                                   50

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2 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



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(picture of) Timothy V. Bechtold
Timothy V. Bechtold
President and Chief Executive Officer

From the President

In these volatile times for the investment markets, it has become abundantly clear that there is great value in owning a portfolio that is well diversified across a broad range of assets. That is one of the important benefits offered by the IDS Life Series Fund with life insurance protection. You have the flexibility to allocate your premiums to any combination of subaccounts investing in specific investment portfolios. You can transfer money from subaccount to subaccount as your investment objectives change without incurring current income tax liability.

On November 13, 2002, we concluded a successful proxy initiative with a shareholder meeting held in Minneapolis. All of the proposals in the proxy statement you received in September were ratified by shareholders and will be implemented in the coming weeks. Thank you to all who participated in the proxy process.

The following report provides you with a review of how each of the investment portfolios performed for the six-month period (May 2002 through October 2002). I encourage you to read the comments from the portfolio managers that are included on the following pages.

Sincerely,

Timothy V. Bechtold
President and Chief Executive Officer
IDS Life Series Fund, Inc.

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3 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Portfolio Managers' Q & A

Equity Portfolio

Q. How did the portfolio perform for the six-month period ended Oct. 31, 2002?

A. For the period, the portfolio returned -25.06%. In comparison, the benchmarks, the S&P 500 Index and the S&P MidCap 400 Index, returned -17.02% and -20.66%, respectively. (These figures do not reflect expenses that apply to the variable subaccounts or the policy.)

Q. What factors significantly impacted performance?

A. The six-month period was very challenging for stocks. Even though the U.S. economy had clearly moved out of a recession and corporate profits were slowly beginning to improve, stocks generally declined. Early in the period, mid-cap stocks outperformed larger-cap issues, and this benefited the portfolio. The technology and telecommunications sectors, which had struggled for more than two years, continued to hold back performance. Other sectors, such as basic materials and healthcare stocks, also dampened the Fund's return. The six-month period ended on a positive note, however, as the stock market took a turn for the better in the closing month of the period. This may be an indicator of an improved investment environment ahead.

Q. What changes did you make to the portfolio?

A. Early in the period, we implemented a more rigorous process of reviewing and identifying stocks that fit our investment criteria. We began selecting stocks on an individual basis, and we put greater emphasis on each company's financial condition and less emphasis on sector allocation. The significant declines in the stock market during the period actually aided our stock-selection process because we were able to add a number of high quality companies to the portfolio that were selling at very attractive prices. During the summer, we began to boost the portfolio's technology position, in anticipation that corporate capital spending on technology will pick up in the months ahead. While the economic recovery has been muted, the U.S. economy has shown clear evidence that it has moved beyond the mild recession of 2001. Therefore, we began to put more money to work in companies that we believe are well positioned to benefit from an economic upturn. For example, we found opportunity in healthcare and basic materials sectors. While these sectors were relatively weak during the six months, we believe they should show improvement in 2003. We reduced the Fund's holdings in financial stocks, which had performed well and which we believe had become overvalued.

Q. What is your outlook for the months ahead?

A. We believe that the stock market may have reached its low point during the fall of 2002. The upturn in stock prices that occurred in October was encouraging and may indicate that the environment has begun to improve for equity investors and growth stocks.

Q How are you positioning the portfolio in light of your outlook?

A. We are emphasizing companies that should benefit from a better environment for the economy and corporate profits. We continue to focus on mid-cap growth stocks, which we believe offer attractive opportunities. Mid-sized companies were not as hard hit by the corporate governance problems as larger-cap companies. As a result, more investors may be attracted to them, which could boost returns in this area of the market.

Daniel J. Rivera

C. Steven Brennaman

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4 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



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The 10 Largest Holdings

Equity Portfolio

                                        Percent                 Value
                                    (of net assets)     (as of Oct. 31, 2002)

CDW Computer Centers                     2.1%                $11,743,930
Stryker                                  2.0                  11,250,730
PeopleSoft                               1.9                  10,335,100
Starbucks                                1.9                  10,338,375
Forest Laboratories                      1.8                  10,112,568
Microchip Technology                     1.8                   9,967,400
IDEC Pharmaceuticals                     1.8                   9,940,320
STERIS                                   1.6                   8,908,774
QLogic                                   1.6                   8,768,639
SunGard Data Systems                     1.5                   8,526,582

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 18.0% of net assets

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# IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



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Portfolio Manager Q & A

Equity Income Portfolio

Q: How did the portfolio perform for the six-month period ended Oct. 31, 2002?

A. For the period the portfolio returned -25.59%. The portfolio's benchmarks, the S&P 500 Index returned -17.02%, the Russell 1000(R) Value Index returned -17.35%, and the Lipper Equity Income Funds Index returned -17.42%. (These figures do not reflect expenses that apply to the variable subaccounts or the policy.)

Q. What factors significantly impacted performance?

A. Stocks generally struggled during the six-month period, except during October, when markets rebounded strongly. For most of the period concerns about the strength of the U.S. economy and corporate profits kept investors on the sidelines. As a result, stock prices generally declined. Even value-oriented stocks, which managed to weather the storm better than growth stocks over the past two years, moved lower. Early in the period, selected stocks in the consumer cyclical, consumer staple and healthcare areas performed well. As the period progressed, stocks of companies that benefit from positive economic trends underperformed and held back returns. Our decision to avoid the telecommunications sector and the Fund's structure, which includes a mix of large-, medium- and small-cap stocks, benefited performance. Mid- and small-cap stocks generally held up better than large-cap blue chip stocks. The market took a turn for the better in the closing month of the period. This may be an indicator of an improved investment environment ahead.

Q: What changes did you make to the portfolio during the period?

A. Because they were strong performers, we locked in gains by trimming our position in financial stocks. We used the proceeds from the sale of some of our financial services holdings to invest in the insurance sector. We maintained the Fund's relatively large position in energy stocks and anticipate that the economic environment will be more favorable for energy-related companies in the months ahead. We put greater focus on the likelihood that the U.S. economy will improve in the next year. Therefore, we believe the stocks of economically sensitive companies should enjoy better performance, and have been adding to holdings that we believe are likely to benefit from a period of more reliable economic growth.

Q: What is your outlook for the coming months?

A. For the past couple of years, value stocks have provided better returns and greater stability than growth stocks. Whether that trend can continue in the near term is difficult to predict. However, we continue to find value opportunities in the marketplace and intend to continue taking advantage of them as they arise. The significant price declines of the recent period created opportunities for us to add high-quality companies to the portfolio at very attractive prices. While the equity markets may continue to be volatile, we believe they will begin to show more strength in the months ahead.

Q How are you positioning the portfolio in light of your outlook?

A: As is typically the case for our portfolio, we put a great deal of emphasis on companies that offer attractive dividends to shareholders. This helps to offset some of the market's volatility, and over time, has allowed the Fund to generate more stable returns. We intend to continue owning stocks across the market capitalization spectrum. This type of diversification should help us maintain a more balanced return that is less subject to market fluctuations. Value stocks will continue to be our primary emphasis in the Fund.

Warren E. Spitz

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6 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



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The 10 Largest Holdings

Equity Income Portfolio

                                        Percent                 Value
                                    (of net assets)     (as of Oct. 31, 2002)

Lehman Brothers Holdings                 3.8%                 $242,113
ConocoPhillips                           3.5                   222,906
Caterpillar                              2.8                   177,820
Ingersoll-Rand Cl A                      2.7                   172,029
PacifiCare Health Systems                2.5                   160,393
Burlington Northern Santa Fe             2.3                   146,867
Sprint (FON Group)                       2.2                   138,906
Eastman Kodak                            2.2                   137,929
XL Capital Cl A                          2.1                   135,927
Crescent Real Estate Equities            2.1                   135,272

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 26.2% of net assets

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7 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



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Portfolio Manager Q & A

Government Securities Portfolio

Q. How did the portfolio perform for the six-month period ended Oct. 31, 2002?

A. For the period, the portfolio returned +6.47%. In comparison, the Merrill Lynch U.S. Government Index returned +7.83%. (These figures do not reflect expenses that apply to the variable subaccounts or the policy.)

Q. What factors affected performance?

A: The most important trend of the past six months was that interest rates continue to decline. Although the Federal Reserve took no action on interest rates during the six-month period, market interest rates on intermediate- and long-term bonds fell dramatically. The decline in interest rates resulted from ongoing concerns about the muted growth in the U.S. economy and increasing global tensions. In this environment, investors sought "safe havens" for their money and many flocked to U.S. Treasury securities. Investor enthusiasm for Treasuries helped the Fund generate solid results. Mortgage-backed and asset-backed securities also produced strong returns but were subject to more fluctuation. The heavy mortgage refinancing activity by consumers that resulted from lower interest rates caused a number of our holdings of mortgage securities to be refunded. Nevertheless, the generally favorable interest rate environment worked to our benefit as we were able to take advantage of a positive market for government bonds.

Q. What changes did you make to the portfolio?

A. We increased the portfolio's position in Treasury securities. We felt that Treasury bonds offered the best opportunities and preferred longer-term Treasuries, which offered more attractive yields. Because we expected the Federal Reserve to reduce interest rates late in 2002, we took profits in short-term Treasuries and put money to work in mortgage-backed and asset-backed securities, which offered a yield advantage over U.S. Treasury bonds.

Q. What is your outlook for the year ahead?

A. The economic recovery, which has been uneven during the past year, may begin to show a bit more stability in the months to come. If that is the case, we expect interest rates to begin drifting higher, reversing the trend of the past two years. Because the economy is not on the verge of a rapid growth, we anticipate that inflation will remain under control. While interest rates may move higher they should not rise in a dramatic way. We expect that returns on the Fund are likely to be more muted in such an environment, and we anticipate a fair amount of stability in the bond market.

Q. How are you positioning the portfolio in light of your outlook?

A. Given our expectation that interest rates may move higher, we have raised the cash position in the portfolio. We are looking for better opportunities to put that money to work in the future, presumably in securities that offer higher yields than those that were available at the end of the six-month period. We have reduced the portfolio's interest-rate sensitivity in anticipation of higher rates.

Colin Lundgren

Note to shareholders: In November 2002, Colin Lundgren succeeded Mary McQuillen as portfolio manager of the IDS Life Series - Government Securities Portfolio.

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8 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



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Portfolio Manager Q & A

Income Portfolio

Q: How did the portfolio perform for the six-month period ended Oct. 31, 2002?

A: For the period, the portfolio returned +3.32%. In comparison, the Lehman Brothers Aggregate Bond Index returned +5.90%. (These figures do not reflect expenses that apply to the variable subaccounts or the policy.)

Q: What factors significantly affected the portfolio's performance?

A: The most striking development during the six-month period was the continuing decline of interest rates on intermediate- and long-term bonds, particularly among U.S. Treasury securities. Although the U.S. economy clearly moved beyond the recession of 2001, investors were concerned about the muted recovery. As a result, bonds took center stage, and money moved out of equities and into the bond market. The popularity of bonds drove interest rates lower, even though the Federal Reserve (the Fed) held the line on short-term interest rates throughout the period. The portfolio benefited from the performance of its Treasury securities, mortgage-backed securities and investment-grade corporate bonds. The Fund was well positioned to take advantage of investors preference for higher-quality issues.

Q: What changes did you make to the portfolio?

A: Early in the period, we reduced the Fund's cash position and took a more aggressive posture, adding to our holdings in non-U.S. Treasury issues. We also added mortgage-backed and investment-grade corporate bonds, which offered a yield advantage over Treasury securities. We reduced our position in the high yield sector, as these bonds struggled for much of the period. Toward the end of the six-months, we added to the Fund's cash position, because we were concerned that interest rates might begin to drift higher. The portfolio's interest-rate sensitivity remained at a somewhat neutral level throughout the period.

Q: What is your outlook for the months ahead?

A: The economy remains in a slow recovery mode, and our outlook is cautious. Many investors anticipated that the Fed would begin to boost short-term rates at some point in 2002 as the economy gained strength. By the end of the six-month period, however, it became apparent that the most likely move by the Fed in the near term would be to reduce rates in an effort to give the economy a boost. While the Fed cut rates in November, we expect it to hold the line on rates in the opening months of 2003. Gradual economic strength may improve the prospects for corporate bonds. It seems likely that the downward trend in market interest rates will reverse itself. However, as long as economic growth is fairly stable, we do not anticipate a major upturn in interest rates in the next few months.

Q: How are you positioning the portfolio in light of your outlook?

A: Given our expectation of only modest increases in interest rates, we will continue to maintain a relatively neutral stance in terms of the Fund's interest-rate sensitivity. We plan to add selectively to our holdings of corporate bonds and anticipate that corporate securities are positioned for improved performance in comparison to Treasury securities over the coming months, particularly if the economic environment improves.

Lorraine R. Hart

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9 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

The 10 Largest Holdings

Income Portfolio

                                        Percent                 Value
                                    (of net assets)     (as of Oct. 31, 2002)

Lockheed Martin
7.70% 2008                               0.6%                 $587,513

Albertson's
7.50% 2011                               0.6                   573,603

Vodafone Group
7.75% 2010                               0.6                   566,029

Kerr-McGee
8.13% 2005                               0.6                   565,782

Kroger
8.15% 2006                               0.6                   565,379

PSA
7.13% 2005                               0.6                   561,741

Simon Property Group LP
7.75% 2011                               0.6                   561,088

Gannett
6.38% 2012                               0.6                   560,629

Ashland
7.83% 2005                               0.6                   557,452

Wilmington Trust
6.63% 2008                               0.6                   556,813

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 6.0% of net assets

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10 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Portfolio Managers' Q & A

International Equity Portfolio

Q: How did the portfolio perform for the six-month period ended Oct. 31, 2002?

A: For the period, the portfolio returned -18.19%. In comparison, the portfolio's benchmarks, the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and Lipper International Funds Index, returned -17.60% and -17.62%, respectively. (These figures do not reflect expenses that apply to the variable subaccounts or the policy.)

Q: What factors significantly affected performance?

A: The past six months were challenging for overseas equity investors. Foreign stocks declined, as worldwide economic growth was sluggish. On a more positive note, a weaker U.S. dollar helped to boost the value of the portfolio's overseas stocks. While overseas markets declined for most of the period, they rebounded. in October, as investors appeared to become more optimistic and showed renewed interest in stocks. We had mixed results from our holdings in Japan and Europe for much of the period. European markets offered reasonable opportunity, while strong demand in Asia helped to boost selected stocks in that region.

Q: What changes did you make to the portfolio?

A: Early in the period, we took a more defensive posture in our European positions. We reduced holdings in companies that tend to benefit from an improved economic environment and put greater emphasis on drug companies and banking stocks, which tend to perform well in any investment environment. We avoided some of the worst performers in the market, notably technology and telecommunications stocks. As the period progressed, we reduced holdings in banking stocks because we anticipated some challenges at the banking sector. We maintained a solid position in energy companies which we believed should benefit from strong demand in the months ahead. In Japan, we sold selected stocks of companies that are highly dependent on exports and boosted holdings of Japanese companies that tend to enjoy fairly stable performance regardless of economic conditions.

Q: What is your outlook for the months ahead?

A: We believe the environment for equity investors around the world has the potential for better results in the months ahead. In Europe, some short-term concerns remain about the strength of various economies. However, we continue to seek stocks that have the potential to generate revenue increases in a low-growth and low-inflation environment through pricing power and product innovation. We believe Europe has some of the best prospects for the coming months. We are cautious in our outlook for Japan and other Asian markets.

Q: How are you positioning the portfolio in light of your outlook?

A: Most of the companies we have added to the portfolio in recent months should be in a position to hold up well regardless of the strength of the economic recovery. While Europe is a major focus, we also continue to invest significantly in Japan. Expectations of a stronger yen led us to reduce our position in export-driven companies that could be hurt by such a trend. The Pacific Rim portion of the Fund continues to be defensively positioned with increased weighting in Australia and in the stocks of companies that continue to exhibit high earnings visibility and superior corporate governance.

Mark Burgess

Richard Falle

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11 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

The 10 Largest Holdings

International Equity Portfolio

                                               Percent              Value
                                          (of net assets)  (as of Oct. 31, 2002)

TotalFinaELF (France)                           4.2%             $7,177,088
BP (United Kingdom)                             4.1               6,871,786
GlaxoSmithKline (United Kingdom)                3.2               5,411,956
Royal Bank of Scotland Group (United Kingdom)   3.0               5,070,612
Novartis (Switzerland)                          2.5               4,224,864
Vodafone Group (United Kingdom)                 2.5               4,158,691
HSBC Holdings (United Kingdom)                  2.2               3,642,932
Nokia (Finland)                                 2.1               3,558,481
British Sky Broadcasting Group (United Kingdom) 2.1               3,473,849
Tesco (United Kingdom)                          2.0               3,433,248

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 27.9% of net assets

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12 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Portfolio Managers' Q & A

Managed Portfolio

Q. How did the portfolio perform for the six-month period ended Oct. 31, 2002?

A. For the period, the portfolio returned -20.27%. In comparison, its benchmarks, the S&P 500 Index and the Lipper Balanced Funds Index, returned -17.02% and -10.16%, respectively. (These figures do not reflect expenses that apply to the variable subaccounts or the policy.)

Q. What factors significantly impacted performance?

A: Stocks declined through much of the six months, while the bond markets produced solid performance in a declining interest rate environment. In the Fund's equity portfolio, growth stocks, the primary emphasis of our stock position, continued to struggle as investors were concerned by the lackluster rate of growth in the U.S. economy. On a more positive note, companies not overly sensitive to the business cycle performed the best. During October, there was a sudden rebound in stocks, which provided hopeful signs for the equity portfolio. The fixed income portfolio took advantage of a favorable environment, as interest rates on intermediate- and long-term bonds declined through much of the period. Treasury bonds produced the best performance. Mortgage-backed securities also generated solid returns. The market was more challenging for corporate debt issuers. Low-grade bonds struggled, but even bonds in the investment-grade spectrum were weak performers. The bond portfolio as a whole, however, contributed to the Fund's performance.

Q. What changes did you make to the portfolio?

A. The equity portfolio was focused on growth-oriented stocks. While this part of the market underperformed for most of the period, growth stocks rebounded sharply in the closing weeks. Mid- and smaller-cap stocks performed better for the Fund and continued to play a role in the portfolio. As signs of an improving economy began to come to the forefront in the late summer, we put a heavier emphasis on stocks of companies that should benefit from an economic upturn. In the fixed income portfolio, we reduced the position in U.S. Treasury securities early in the period, expecting corporate bonds to perform better. When it became apparent that corporate issuers were having difficulties, we began to reduce our holdings in that segment of the market. We put an increasing emphasis on mortgage-backed securities, which we felt offered an important yield advantage over Treasuries and better upside potential.

Q. What is your outlook for the months ahead?

A. We anticipate positive opportunities in the equity markets and intend to continue taking advantage of them as they arise. A number of stocks have achieved extremely attractive valuation levels, providing us with an opportunity to build positions in high-quality companies without paying a premium price. In the fixed income portfolio, we anticipate that the environment will turn around for corporate debt securities. With a positive economy and more sound management practices giving many companies a better financial foundation, bond investors should respond more positively to issues in the corporate sector of the market. It appears likely that interest rates may begin to move higher. Higher rates could make the environment a bit more challenging for the Fund's bond portfolio.

Warren E. Spitz

Timothy A. Palmer

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13 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

The 10 Largest Holdings

Managed Portfolio

                                        Percent                 Value
                                    (of net assets)     (as of Oct. 31, 2002)

Lehman Brothers Holdings                 3.0%                $10,600,730
ConocoPhillips                           2.6                   8,987,535
Caterpillar                              2.4                   8,292,550
Intl Paper                               2.2                   7,775,418
XL Capital Cl A                          2.2                   7,615,000
Loews                                    2.2                   7,549,500
Burlington Northern Santa Fe             1.9                   6,689,800
Citigroup                                1.8                   6,318,450
Washington Mutual                        1.8                   6,258,000
Travelers Property Casualty Cl A         1.6                   5,561,510

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 21.7% of net assets

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14 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Portfolio Manager Q & A

Money Market Portfolio

Q: How did the portfolio perform for the six-month period ended Oct. 31, 2002?

A: The Money Market Portfolio returned +0.64% during the period and its seven-day yield as of Oct. 31, 2002 was 1.22%. (These figures do not reflect expenses that apply to the variable accounts or the policy. The yield figure more closely reflects the current earnings of the Fund than the total return figure.)

(Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.)

Q: What factors significantly affected the portfolio's performance?

A: The main factor affecting the Fund's performance is what occurs in the market for short-term interest rates. That market is most notably impacted by interest rate moves made by the Federal Reserve (the Fed). After cutting rates 11 times in 2001, the Fed held them steady for all of 2002 through October. Rates remain at very low levels from an historical perspective, but the portfolio managed to perform well despite that situation. There was some turmoil in the market related to short-term debt securities issued by corporations and other commercial entities, and that created some challenges for us during the period. Overall, we managed to invest our assets in a way that allowed the Fund's yield to remain competitive.

Q: What changes did you make to the portfolio during the period?

A: Given the turbulence in the market for commercial securities, we focused increasing attention on the market of government and agency bonds. These issues typically offer less yield than corporate securities, but also provided a bit more stability. With a large number of commercial issuers finding their credit ratings reduced, we sold some of our positions in those securities. Instead, we increased our allocation to commercial asset-backed paper, which is considered to be of very high quality and has no company-specific credit risk, since the issued debt is backed by assets owed to the companies. Later in the period, we began focusing on shorter-term securities, with the expectation that at some time in the near future, interest rates will begin moving higher. When that occurs, the Fund should be in a better position to buy higher-yielding issues.

Q: What is your outlook for the months ahead?

A: We expect conditions for short-term debt securities to remain fairly volatile as 2002 comes to a close and 2003 begins. For starters, there is a great deal of uncertainty about Iraq. While some investors believe an economic recovery is imminent, it is clear that a strong recovery hasn't yet begun. Inflation is still at a low enough level to pose no real threat. We anticipate that the Fed may be in a position to raise short-term interest rates in the early months of 2003, once the U.S. economy shows more signs of sustained growth. As the six-month period came to an end, the inflation rate was higher than the Federal Reserve's Fed Funds interest rate, a situation that historically hasn't persisted for long periods of time. We would anticipate that interest rates will, before long, overtake the rate of inflation.

Q: How are you positioning the portfolio in light of your outlook?

A: We continue to focus on shorter-term securities, anticipating that before long, we'll begin to see short-term interest rates move higher. This provides us with an opportunity to use proceeds from securities that mature more quickly to invest in issues that will offer higher yields. As always, the Fund's first priority is to assure the security of our investments in order to maintain a stable share value.

Colin Lundgren

Note to shareholders: In November 2002, Colin Lundgren succeeded Mary McQuillen as portfolio manager of the IDS Life Series - Money Market Portfolio.

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15 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



Financial Statements

Statements of assets and liabilities

IDS Life Series Fund, Inc.

                                                                              Equity         Equity      Government         Income
                                                                           Portfolio         Income      Securities      Portfolio
Oct. 31, 2002 (Unaudited)                                                                 Portfolio       Portfolio

Assets
Investments in securities, at value (Note 1)
    (identified cost $664,256,997, $7,446,317, $26,363,941
    and $103,297,410, respectively)                                   $  602,485,953    $ 6,264,111     $27,844,934   $106,243,280
Cash in bank on demand deposit                                                 8,776        149,865         485,416             --
Expense reimbursement receivable from IDS Life                                    --          4,357           6,924             --
Receivable for investment securities sold                                 11,277,069         42,140              --      3,722,904
Dividends and accrued interest receivable                                    132,451         15,982         285,254      1,364,768
                                                                             -------         ------         -------      ---------
Total assets                                                             613,904,249      6,476,455      28,622,528    111,330,952
                                                                         -----------      ---------      ----------    -----------

Liabilities
Disbursements in excess of cash on demand deposit                                 --             --              --            569
Dividends payable to shareholders (Note 1)                                   877,915         36,749          95,399        433,929
Payable for investment securities purchased                               60,083,035         11,686              --      4,692,178
Payable for securities purchased on a when-issued basis (Note 1)                  --             --              --      6,250,465
Accrued investment management services fee                                   314,657          3,688          16,629         59,511
Other accrued expenses                                                       124,196         10,992           4,572         30,366
                                                                             -------         ------           -----         ------
Total liabilities                                                         61,399,803         63,115         116,600     11,467,018
                                                                          ----------         ------         -------     ----------
Net assets applicable to outstanding capital stock                    $  552,504,446    $ 6,413,340     $28,505,928   $ 99,863,934
                                                                      ==============    ===========     ===========   ============

Represented by
Capital stock -- $.001 par value (Note 1)                             $       47,948    $       869     $     2,648   $     10,371
Additional paid-in capital                                             1,260,613,534      8,125,319      27,054,626    103,572,254
Undistributed (excess of distributions over) net investment income           167,942          8,352           6,924         (8,863)
Accumulated net realized gain (loss) (Note 8)                           (646,553,934)      (538,994)        (39,263)    (6,655,698)
Unrealized appreciation (depreciation) on investments and on
    translation of assets and liabilities in foreign currencies          (61,771,044)    (1,182,206)      1,480,993      2,945,870
                                                                         -----------     ----------       ---------      ---------
Total -- representing net assets applicable to
    outstanding capital stock                                         $  552,504,446    $ 6,413,340     $28,505,928   $ 99,863,934
                                                                      ==============    ===========     ===========   ============
Shares outstanding                                                        47,948,398        869,194       2,647,883     10,371,104
                                                                          ----------        -------       ---------     ----------
Net asset value per share of outstanding capital stock                $        11.52    $      7.38     $     10.77   $       9.63
                                                                      --------------    -----------     -----------   ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



Statements of assets and liabilities (continued)

IDS Life Series Fund, Inc.

                                                                                      International         Managed          Money
                                                                                             Equity       Portfolio         Market
Oct. 31, 2002 (Unaudited)                                                                 Portfolio                      Portfolio

Assets
Investments in securities, at value (Note 1)
    (identified cost $187,413,932, $397,683,147 and $70,082,170, respectively)        $ 166,322,796   $ 348,217,440    $70,082,170
Cash in bank on demand deposit                                                              676,252          52,740         98,397
Foreign currency holdings (identified cost $582,221) (Note 1)                               582,145              --             --
Expense reimbursement receivable from IDS Life                                                2,347              --             --
Receivable for investment securities sold                                                 1,690,852       4,678,992             --
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)              9              --             --
Dividends and accrued interest receivable                                                   452,952       1,536,985         34,327
                                                                                            -------       ---------         ------
Total assets                                                                            169,727,353     354,486,157     70,214,894
                                                                                        -----------     -----------     ----------

Liabilities
Dividends payable to shareholders (Note 1)                                                  124,908       2,243,007         73,750
Payable for investment securities purchased                                                 163,256       2,168,373             --
Payable for securities purchased on a when-issued basis (Note 1)                                 --          76,675             --
Accrued investment management services fee                                                  133,077         206,195         29,902
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)          2,307              --             --
Other accrued expenses                                                                       78,279          77,887         48,394
Options contracts written, at value
    (premium received $39,644 for Managed Portfolio) (Note 6)                                    --         140,625             --
                                                                                                 --         -------             --
Total liabilities                                                                           501,827       4,912,762        152,046
                                                                                            -------       ---------        -------
Net assets applicable to outstanding capital stock                                    $ 169,225,526   $ 349,573,395    $70,062,848
                                                                                      =============   =============    ===========

Represented by
Capital stock -- $.001 par value (Note 1)                                             $      18,955   $      32,276    $    70,068
Additional paid-in capital                                                              336,293,251     531,779,687     69,992,868
Undistributed (excess of distributions over) net investment income                           (8,354)        (77,455)            --
Accumulated net realized gain (loss) (Note 8)                                          (145,993,388)   (132,605,436)           (88)
Unrealized appreciation (depreciation) on investments and on
    translation of assets and liabilities in foreign currencies (Notes 5 and 7)         (21,084,938)    (49,555,677)            --
                                                                                        -----------     -----------             --
Total -- representing net assets applicable to
    outstanding capital stock                                                         $ 169,225,526   $ 349,573,395    $70,062,848
                                                                                      =============   =============    ===========
Shares outstanding                                                                       18,954,513      32,276,428     70,067,624
                                                                                         ----------      ----------     ----------
Net asset value per share of outstanding capital stock                                $        8.93   $       10.83    $      1.00
                                                                                      -------------   -------------    -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



Statements of operations

IDS Life Series Fund, Inc.

                                                                              Equity         Equity      Government         Income
                                                                           Portfolio         Income      Securities      Portfolio
Six months ended Oct. 31, 2002 (Unaudited)                                                Portfolio       Portfolio

Investment income
Income:
Dividends                                                              $   2,733,404    $    92,430      $       --     $   15,972
Interest                                                                     535,165             --         650,993      3,082,906
    Less foreign taxes withheld                                               (8,207)          (900)             --             --
                                                                              ------           ----              --             --
Total income                                                               3,260,362         91,530         650,993      3,098,878
                                                                           ---------         ------         -------      ---------
Expenses (Note 2):
Investment management and services fee                                     2,205,235         22,787          89,413        355,596
Custodian fees                                                                43,375         22,562           9,893         16,761
Audit fees                                                                     8,500          5,125           5,125          5,875
Directors fees                                                                 3,276             45             217            920
Printing and postage                                                         122,798          1,426           5,443         17,111
Other                                                                             --         15,229           8,424         11,506
                                                                                  --         ------           -----         ------
Total expenses                                                             2,383,184         67,174         118,515        407,769
    Expenses waived/reimbursed by IDS Life                                        --        (41,856)        (18,650)            --
                                                                                  --        -------         -------             --
                                                                           2,383,184         25,318          99,865        407,769
    Earnings credits on cash balances (Note 2)                                  (737)        (1,025)           (796)          (860)
                                                                                ----         ------            ----           ----
Total expenses -- net                                                      2,382,447         24,293          99,069        406,909
                                                                           ---------         ------          ------        -------
Investment income (loss) -- net                                              877,915         67,237         551,924      2,691,969
                                                                             -------         ------         -------      ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                      (165,452,130)      (500,515)        206,670       (566,479)
    Foreign currency transactions                                                 --             (5)             --             --
                                                                                  --             --              --             --
Net realized gain (loss) on investments                                 (165,452,130)      (500,520)        206,670       (566,479)
Net change in unrealized appreciation (depreciation)
    on investments and on translation of assets and
    liabilities in foreign currencies                                    (29,683,428)    (1,490,964)        800,480      1,208,296
                                                                         -----------     ----------         -------      ---------
Net gain (loss) on investments and foreign currencies                   (195,135,558)    (1,991,484)      1,007,150        641,817
                                                                        ------------     ----------       ---------        -------
Net increase (decrease) in net assets resulting from operations        $(194,257,643)   $(1,924,247)     $1,559,074     $3,333,786
                                                                       =============    ===========      ==========     ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



Statements of operations (continued)

IDS Life Series Fund, Inc.

                                                                                      International         Managed          Money
                                                                                             Equity       Portfolio         Market
Six months ended Oct. 31, 2002 (Unaudited)                                                Portfolio                      Portfolio

Investment income
Income:
Dividends                                                                              $  2,401,486    $  2,631,060       $     --
Interest                                                                                     95,622       3,101,414        639,602
    Less foreign taxes withheld                                                            (263,932)        (12,695)            --
                                                                                           --------         -------             --
Total income                                                                              2,233,176       5,719,779        639,602
                                                                                          ---------       ---------        -------
Expenses (Note 2):
Investment management and services fee                                                      924,838       1,414,298        175,416
Custodian fees                                                                               50,498          40,702          7,490
Audit fees                                                                                    7,250           8,375          4,250
Directors fees                                                                                1,018           2,035            409
Printing and postage                                                                         45,769          72,229         10,296
Other                                                                                            30          17,184             --
                                                                                                 --          ------             --
Total expenses                                                                            1,029,403       1,554,823        197,861
    Expenses waived/reimbursed by IDS Life                                                   (2,347)             --             --
                                                                                             ------              --             --
                                                                                          1,027,056       1,554,823        197,861
    Earnings credits on cash balances (Note 2)                                                 (371)           (617)        (2,327)
                                                                                               ----            ----         ------
Total expenses -- net                                                                     1,026,685       1,554,206        195,534
                                                                                          ---------       ---------        -------
Investment income (loss) -- net                                                           1,206,491       4,165,573        444,068
                                                                                          ---------       ---------        -------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                                      (14,044,031)    (26,787,181)             8
    Foreign currency transactions                                                            10,699              --             --
    Futures contracts                                                                            --      (5,342,630)            --
    Options contracts written (Note 6)                                                           --          23,732             --
                                                                                                 --          ------             --
Net realized gain (loss) on investments                                                 (14,033,332)    (32,106,079)             8
Net change in unrealized appreciation (depreciation)
    on investments and on translation of assets and
    liabilities in foreign currencies                                                   (26,594,445)    (65,993,673)            --
                                                                                        -----------     -----------             --
Net gain (loss) on investments and foreign currencies                                   (40,627,777)    (98,099,752)             8
                                                                                        -----------     -----------              -
Net increase (decrease) in net assets resulting from operations                        $(39,421,286)   $(93,934,179)      $444,076
                                                                                       ============    ============       ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



Statements of changes in net assets

IDS Life Series Fund, Inc.

                                                                             Equity Portfolio            Equity Income Portfolio
                                                                     Oct. 31, 2002  April 30, 2002     Oct. 31, 2002  April 30, 2002
                                                                  Six months ended      Year ended  Six months ended      Year ended
                                                                       (Unaudited)                       (Unaudited)

Operations and distributions
Investment income (loss) -- net                                        $     877,915 $     (214,317)    $    67,237     $   71,872
Net realized gain (loss) on investments                                 (165,452,130)  (228,807,054)       (500,520)       (20,562)
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies   (29,683,428)   (26,840,244)     (1,490,964)        33,501
                                                                         -----------    -----------      ----------         ------
Net increase (decrease) in net assets resulting from operations         (194,257,643)  (255,861,615)     (1,924,247)        84,811
                                                                        ------------   ------------      ----------         ------
Distributions to shareholders from:
    Net investment income                                                   (877,915)            --         (62,174)       (65,827)
    Net realized gain                                                             --   (135,496,423)        (10,295)        (5,469)
    Tax return of capital                                                         --     (2,809,528)             --             --
                                                                                  --     ----------              --             --
Total distributions                                                         (877,915)  (138,305,951)        (72,469)       (71,296)
                                                                            --------   ------------         -------        -------

Capital share transactions (Note 4)
Proceeds from sales                                                        7,756,731     29,513,746       1,929,334      3,134,447
Reinvested distributions at net asset value                                       --    138,305,951          58,176         60,894
Payments for redemptions                                                 (50,677,949)   (75,785,852)       (404,855)      (326,682)
                                                                         -----------    -----------        --------       --------
Increase (decrease) in net assets from capital share transactions        (42,921,218)    92,033,845       1,582,655      2,868,659
                                                                         -----------     ----------       ---------      ---------
Total increase (decrease) in net assets                                 (238,056,776)  (302,133,721)       (414,061)     2,882,174
Net assets at beginning of period                                        790,561,222  1,092,694,943       6,827,401      3,945,227
                                                                         -----------  -------------       ---------      ---------
Net assets at end of period                                            $ 552,504,446 $  790,561,222     $ 6,413,340     $6,827,401
                                                                       ============= ==============     ===========     ==========
Undistributed net investment income                                    $     167,942 $      167,942     $     8,352     $    3,289
                                                                       ------------- --------------     -----------     ----------

                                                                    Government Securities Portfolio         Income Portfolio
                                                                     Oct. 31, 2002  April 30, 2002     Oct. 31, 2002  April 30, 2002
                                                                  Six months ended      Year ended  Six months ended      Year ended
                                                                       (Unaudited)                       (Unaudited)

Operations and distributions
Investment income (loss) -- net                                          $   551,924    $ 1,069,272    $  2,691,969   $  5,876,289
Net realized gain (loss) on investments                                      206,670         88,887        (566,479)    (1,060,414)
Net change in unrealized appreciation
    (depreciation) on investments and on translation
    of assets and liabilities in foreign currencies                          800,480        191,637       1,208,296      2,181,878
                                                                             -------        -------       ---------      ---------
Net increase (decrease) in net assets resulting from operations            1,559,074      1,349,796       3,333,786      6,997,753
                                                                           ---------      ---------       ---------      ---------
Distributions to shareholders from:
    Net investment income                                                   (554,289)    (1,063,799)     (2,663,911)    (5,924,151)
                                                                            ========     ==========      ==========     ==========

Capital share transactions (Note 4)
Proceeds from sales                                                        5,556,378      5,008,350       1,857,732      4,507,537
Reinvested distributions at net asset value                                  551,721      1,057,482       2,556,781      6,150,563
Payments for redemptions                                                  (1,428,477)    (3,185,201)     (6,769,212)   (13,867,723)
                                                                          ----------     ----------      ----------    -----------
Increase (decrease) in net assets from capital share transactions          4,679,622      2,880,631      (2,354,699)    (3,209,623)
                                                                           ---------      ---------      ----------     ----------
Total increase (decrease) in net assets                                    5,684,407      3,166,628      (1,684,824)    (2,136,021)
Net assets at beginning of period                                         22,821,521     19,654,893     101,548,758    103,684,779
                                                                          ----------     ----------     -----------    -----------
Net assets at end of period                                              $28,505,928    $22,821,521    $ 99,863,934   $101,548,758
                                                                         ===========    ===========    ============   ============
Undistributed (excess of distributions over) net investment income       $     6,924    $     9,289    $     (8,863)  $    (36,921)
                                                                         -----------    -----------    ------------   ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



Statements of changes in net assets (continued)

IDS Life Series Fund, Inc.

                                                                    International Equity Portfolio           Managed Portfolio
                                                                     Oct. 31, 2002  April 30, 2002     Oct. 31, 2002  April 30, 2002
                                                                  Six months ended      Year ended  Six months ended      Year ended
                                                                       (Unaudited)                       (Unaudited)

Operations and distributions
Investment income (loss) -- net                                         $  1,206,491   $  1,370,204   $   4,165,573  $   7,825,162
Net realized gain (loss) on investments                                  (14,033,332)   (54,666,633)    (32,106,079)   (60,493,318)
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies   (26,594,445)     2,489,376     (65,993,673)   (22,082,748)
                                                                         -----------      ---------     -----------    -----------
Net increase (decrease) in net assets resulting from operations          (39,421,286)   (50,807,053)    (93,934,179)   (74,750,904)
                                                                         -----------    -----------     -----------    -----------
Distributions to shareholders from:
    Net investment income                                                   (869,553)    (1,816,344)     (4,098,441)    (8,137,246)
    Net realized gain                                                             --             --              --       (115,206)
                                                                                  --             --              --       --------
Total distributions                                                         (869,553)    (1,816,344)     (4,098,441)    (8,252,452)
                                                                            --------     ----------      ----------     ----------

Capital share transactions (Note 4)
Proceeds from sales                                                        2,698,855      7,815,915       3,575,824     12,428,525
Reinvested distributions at net asset value                                1,340,685      1,698,335       3,329,272      9,823,106
Payments for redemptions                                                 (18,172,342)   (33,161,457)    (33,874,581)   (52,756,928)
                                                                         -----------    -----------     -----------    -----------
Increase (decrease) in net assets from capital share transactions        (14,132,802)   (23,647,207)    (26,969,485)   (30,505,297)
                                                                         -----------    -----------     -----------    -----------
Total increase (decrease) in net assets                                  (54,423,641)   (76,270,604)   (125,002,105)  (113,508,653)
Net assets at beginning of period                                        223,649,167    299,919,771     474,575,500    588,084,153
                                                                         -----------    -----------     -----------    -----------
Net assets at end of period                                             $169,225,526   $223,649,167   $ 349,573,395  $ 474,575,500
                                                                        ============   ============   =============  =============

                                                                                                           Money Market Portfolio
                                                                                                       Oct. 31, 2002  April 30, 2002
                                                                                                    Six months ended      Year ended
                                                                                                         (Unaudited)

Operations and distributions
Investment income (loss) -- net                                                                        $    444,068   $  1,820,224
Net realized gain (loss) on investments                                                                           8          4,499
                                                                                                                  -          -----
Net increase (decrease) in net assets resulting from operations                                             444,076      1,824,723
                                                                                                            -------      ---------
Distributions to shareholders from:
    Net investment income                                                                                  (444,068)    (1,821,218)
    Net realized gain                                                                                        (3,497)            --
                                                                                                             ------             --
Total distributions                                                                                        (447,565)    (1,821,218)
                                                                                                           --------     ----------

Capital share transactions (Note 4)
Proceeds from sales                                                                                      12,600,983     26,569,633
Reinvested distributions at net asset value                                                                 453,485      1,975,144
Payments for redemptions                                                                                (12,416,895)   (28,781,772)
                                                                                                        -----------    -----------
Increase (decrease) in net assets from capital share transactions                                           637,573       (236,995)
                                                                                                            -------       --------
Total increase (decrease) in net assets                                                                     634,084       (233,490)
Net assets at beginning of period                                                                        69,428,764     69,662,254
                                                                                                         ----------     ----------
Net assets at end of period                                                                            $ 70,062,848   $ 69,428,764
                                                                                                       ============   ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Notes to Financial Statements

(Unaudited as to Oct. 31, 2002)

IDS Life Series Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IDS Life Series Fund, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Each Fund has 10 billion authorized shares of capital stock and the primary investments are as follows:

    Equity Portfolio primarily invests in U.S. common stocks and securities convertible into common stocks.

    Equity Income Portfolio primarily invests in equity securities.

    Government Securities Portfolio primarily invests in securities issued or guaranteed as to principal and interest by the U.S. government and its agencies.

    Income Portfolio primarily invests in investment grade corporate bonds and government securities.

    International Equity Portfolio primarily invests in equity securities of foreign issuers.

    Managed Portfolio primarily invests in a combination of equity and debt securities.

    Money Market Portfolio primarily invests in money market instruments, such as marketable debt obligations issued by the U.S. Government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper.

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable life insurance policy and allocating your premium payments to the variable subaccounts that invest in each Fund.

Each Fund's significant accounting policies are summarized as follows:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities in the Fund, except Money Market Portfolio, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Funds, except Money Market Portfolio, may buy and sell put or call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Funds, except Money Market Portfolio, may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
22 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statements of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2002, foreign currency holdings for International Equity Portfolio were entirely comprised of Taiwan Dollars.

The Funds, except Money Market Portfolio, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of Oct. 31, 2002, investments in securities for Equity Portfolio included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Oct. 31, 2002 was $15,337,104 representing 2.78% of net assets for Equity Portfolio. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities, capital commitments for limited partnership interests and other forward-commitments, can take place one month or more after the transaction date. During this period, when-issued securities and other forward-commitments are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. As of Oct. 31, 2002, the outstanding forward-commitments for the Funds are as follows:

                                         Future capital
                                        commitments for
                    When-issued     limited partnership                    Other
Fund                commitments               interests      forward-commitments
--------------------------------------------------------------------------------
Equity Portfolio     $       --              $4,387,070                 $     --
Income Portfolio      6,250,465                      --                  916,358
Managed Portfolio        76,675                      --                       --

Federal income taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the variable subaccounts. No provision for income taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, foreign currency exchange gains and losses, and the timing and amount of market discount recognized as ordinary income. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

Dividends to shareholders

As of Oct. 31, 2002, dividends declared for each Fund payable Nov. 1, 2002 are as follows:

    Equity Portfolio                            $.018
    Equity Income Portfolio                     $.042
    Government Securities Portfolio             $.037
    Income Portfolio                            $.042
    International Equity Portfolio              $.007
    Managed Portfolio                           $.069
    Money Market Portfolio                      $.001

--------------------------------------------------------------------------------
23 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Distributions to the variable subaccounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, when available, are declared daily and distributed monthly for the Government Securities, Income and Money Market Portfolios and declared and distributed quarterly for the Equity, Equity Income, International Equity and Managed Portfolios. Capital gain distributions, when available, will be made annually. However, additional capital gain distributions may be made periodically during the fiscal year in order to comply with the Internal Revenue Code as applicable to regulated investment companies.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES

The Funds have an Investment Management and Services Agreement with IDS Life to provide investment advice, administrative, accounting and other services required in connection with the affairs of the Fund. For these services, IDS Life is paid a fee based on the aggregate average daily net assets of each Fund. The fee is 0.70% on an annual basis for Equity, Equity Income, Government Securities, Income, and Managed Portfolios. For International Equity Portfolio the fee is 0.95% on an annual basis. For Money Market Portfolio the fee is 0.50% on an annual basis.

IDS Life and American Express Financial Corporation (AEFC) have an Investment Advisory Agreement which calls for IDS Life to pay AEFC a fee for investment advice about the Fund's portfolios. The fee paid by IDS Life is 0.25% of Equity, Equity Income, Government Securities, Income, Managed and Money Market Portfolios' average daily net assets for the year. The fee paid by IDS Life is 0.35% of International Equity Portfolio's average daily net assets for the year.

In addition to paying its own management fee, each Fund also pays its taxes, brokerage commissions and other non-advisory expenses. Expenses that relate to a particular Fund, such as custodian fees and registration fees for shares, are paid by that Fund. Other expenses are allocated to the Fund in an equitable manner as determined by the Fund's board. Each Fund also pays custodian fees to American Express Trust Company, an affiliate of IDS Life.

IDS Life has voluntarily agreed to reimburse each Fund for non-advisory expenses which exceed 0.10% on an annual basis of average daily net assets of each Fund.

During the six months ended Oct. 31, 2002, the Fund's custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                          Reduction
-----------------------------------------------------------------------
Equity Portfolio                                                 $  737
Equity Income Portfolio                                           1,025
Government Securities Portfolio                                     796
Income Portfolio                                                    860
International Equity Portfolio                                      371
Managed Portfolio                                                   617
Money Market Portfolio                                            2,327

3. SECURITIES TRANSACTIONS

For the six months ended Oct. 31, 2002, cost of purchases and proceeds from sales of securities aggregated, respectively, $156,039,575 and $155,099,346 for Money Market Portfolio. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                    Purchases              Proceeds
-----------------------------------------------------------------------
Equity Portfolio                     $591,436,719          $593,600,469
Equity Income Portfolio                 2,538,826               919,590
Government Securities Portfolio        10,868,182             6,515,284
Income Portfolio                       78,623,953            79,731,668
International Equity Portfolio         77,056,933            95,574,632
Managed Portfolio                     490,596,345           508,006,853

Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with IDS Life were $66,515, $394 and $8,160 for Equity Portfolio, Equity Income Portfolio and Managed Portfolio respectively, for the six months ended Oct. 31, 2002.

--------------------------------------------------------------------------------
24 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for each Fund for the periods indicated are as follows:

                                                                      Six months ended Oct. 31, 2002
                                           Equity      Equity   Government      Income  International       Managed        Money
                                        Portfolio      Income   Securities   Portfolio         Equity     Portfolio       Market
                                                    Portfolio    Portfolio                  Portfolio                  Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Sold                                      613,763     231,709      523,951     193,596        277,319       300,862   12,601,476
Issued for reinvested distributions            --       6,657       52,317     266,591        132,529       267,515      453,505
Redeemed                               (4,078,312)    (49,885)    (136,272)   (706,486)    (1,851,330)   (2,853,823) (12,417,434)
                                       ----------     -------     --------    --------     ----------    ----------  -----------
Net increase (decrease)                (3,464,549)    188,481      439,996    (246,299)    (1,441,482)   (2,285,446)     637,547
                                       ----------     -------      -------    --------     ----------    ----------      -------

                                                                        Year ended April 30, 2002
                                           Equity      Equity   Government      Income  International       Managed        Money
                                        Portfolio      Income   Securities   Portfolio         Equity     Portfolio       Market
                                                    Portfolio    Portfolio                  Portfolio                  Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Sold                                    1,624,925     320,643      483,135     471,566        688,613       836,737   26,570,691
Issued for reinvested distributions     7,433,804       6,349      102,435     643,772        149,222       656,487    1,975,233
Redeemed                               (4,409,571)    (33,671)    (308,684) (1,452,406)    (3,002,564)   (3,631,146) (28,782,812)
                                       ----------     -------     --------  ----------     ----------    ----------  -----------
Net increase (decrease)                 4,649,158     293,321      276,886    (337,068)    (2,164,729)   (2,137,922)    (236,888)
                                        ---------     -------      -------    --------     ----------    ----------     --------

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2002, International Equity Portfolio has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date            Currency to   Currency to     Unrealized     Unrealized
                        be delivered   be received   appreciation   depreciation
--------------------------------------------------------------------------------
Nov. 1, 2002                  23,639     2,897,029            $ 9         $   --
                         U.S. Dollar  Japanese Yen

Nov. 5, 2002               1,707,414     1,688,547             --          2,305
              European Monetary Unit   U.S. Dollar

Nov. 6, 2002                  40,740     4,990,731             --              2
                         U.S. Dollar  Japanese Yen
--------------------------------------------------------------------------------
Total                                                         $ 9         $2,307
--------------------------------------------------------------------------------

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by Managed Portfolio are as follows:

                                       Six months ended Oct. 31, 2002
                                     Puts                          Calls
--------------------------------------------------------------------------------
                           Contracts      Premiums      Contracts       Premiums
--------------------------------------------------------------------------------
Balance April 30, 2002            --      $     --             --     $      --
Opened                            60        53,385            207       151,969
Closed                           (60)      (53,385)          (157)     (112,325)
--------------------------------------------------------------------------------
Balance Oct. 31, 2002             --      $     --             50     $  39,644
--------------------------------------------------------------------------------

See "Summary of significant accounting policies."

7. FUTURES CONTRACTS

As of Oct. 31, 2002, Managed Portfolio's investments in securities included securities valued at $580,762 that were pledged as collateral to cover initial margin deposits on 78 open purchase and 48 open sale interest rate contracts. The notional market value of the open purchase contracts as of Oct. 31, 2002 was $8,899,313 with a net unrealized gain of $132,937. The notional market value of the open sale contracts as of Oct. 31, 2002 was $5,374,172 with an unrealized loss of $121,926. See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
25 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs were as follows as of April 30, 2002:

Fund                                       Carry-over            Expiration date
--------------------------------------------------------------------------------
Equity Portfolio                         $472,169,362               2010-2001
Equity Income Portfolio                        23,850                  2011
Government Securities Portfolio               245,933               2008-2009
Income Portfolio                            6,048,761               2007-2011
International Equity Portfolio            128,979,400               2009-2011
Managed Portfolio                         100,206,118               2010-2011

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

Equity Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                                    2002(e)        2002         2001         2000         1999

Net asset value, beginning of period                             $15.38       $23.37      $ 47.72       $27.80       $33.96

Income from investment operations:

Net investment income (loss)                                        .02           --         (.06)        (.18)        (.06)

Net gains (losses) (both realized and unrealized)                 (3.86)       (5.03)      (13.78)       20.10        (1.17)

Total from investment operations                                  (3.84)       (5.03)      (13.84)       19.92        (1.23)

Less distributions:

Dividends from net investment income                               (.02)          --           --           --           --

Distributions from realized gains                                    --        (2.91)      (10.51)          --        (4.93)

Tax return of capital                                                --         (.05)          --           --           --

Total distributions                                                (.02)       (2.96)      (10.51)          --        (4.93)

Net asset value, end of period                                   $11.52       $15.38      $ 23.37       $47.72       $27.80

Ratios/supplemental data

Net assets, end of period (in thousands)                       $552,504     $790,561   $1,092,695   $1,714,508     $988,937

Ratio of expenses to average daily net assets(b)                   .76%(d)      .73%         .73%         .72%         .73%

Ratio of net investment income (loss)
to average daily net assets                                        .28%(d)     (.02%)       (.18%)       (.46%)       (.26%)

Portfolio turnover rate (excluding short-term securities)          101%         228%         136%         126%         130%

Total return(c)                                                 (25.06%)     (23.68%)     (37.21%)      71.66%       (2.80%)


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

(d) Adjusted to an annual basis.

(e) Six months ended Oct. 31, 2002 (Unaudited).

--------------------------------------------------------------------------------
26 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



Equity Income Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                                    2002(g)        2002         2001       2000(b)

Net asset value, beginning of period                             $10.03       $10.18       $ 9.54       $10.00

Income from investment operations:

Net investment income (loss)                                        .09          .13          .11          .05

Net gains (losses) (both realized and unrealized)                 (2.65)        (.15)         .64         (.46)

Total from investment operations                                  (2.56)        (.02)         .75         (.41)

Less distributions:

Dividends from net investment income                               (.08)        (.12)        (.11)        (.05)

Distributions from realized gains                                  (.01)        (.01)          --           --

Total distributions                                                (.09)        (.13)        (.11)        (.05)

Net asset value, end of period                                   $ 7.38       $10.03       $10.18       $ 9.54

Ratios/supplemental data

Net assets, end of period (in thousands)                         $6,413       $6,827       $3,945       $2,286

Ratio of expenses to average daily net assets(c),(d)               .78%(f)      .80%         .80%         .81%(f)

Ratio of net investment income (loss)
to average daily net assets                                       2.07%(f)     1.43%        1.15%        1.15%(f)

Portfolio turnover rate (excluding short-term securities)           15%          39%         112%          20%

Total return(e)                                                 (25.59%)       (.19%)       7.92%       (4.12%)


Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 17, 1999 (commencement of operations) to April 30, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratios of expenses to average daily net assets would have been 2.06% for the six months ended Oct. 31, 2002 and 1.44%, 1.90% and 3.91% for the periods ended April 30, 2002, 2001 and 2000, respectively.

(e) Total return does not reflect the expenses that apply to the subaccounts or the policies.

(f)  Adjusted to an annual basis.

(g)  Six months ended Oct. 31, 2002 (Unaudited).


Government Securities Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                                    2002(f)        2002         2001         2000         1999

Net asset value, beginning of period                             $10.34       $10.18       $ 9.64       $10.13       $10.18

Income from investment operations:

Net investment income (loss)                                        .23          .51          .55          .52          .53

Net gains (losses) (both realized and unrealized)                   .43          .16          .54         (.44)         .04

Total from investment operations                                    .66          .67         1.09          .08          .57

Less distributions:

Dividends from net investment income                               (.23)        (.51)        (.55)        (.53)        (.53)

Distributions from realized gains                                    --           --           --         (.04)        (.09)

Total distributions                                                (.23)        (.51)        (.55)        (.57)        (.62)

Net asset value, end of period                                   $10.77       $10.34       $10.18       $ 9.64       $10.13

Ratios/supplemental data

Net assets, end of period (in thousands)                        $28,506      $22,822      $19,653      $18,491      $21,935

Ratio of expenses to average daily net assets(b)                   .78%(c),(e)  .80%(c)      .80%(c)      .81%         .80%(c)

Ratio of net investment income (loss)
to average daily net assets                                       4.32%(e)     4.94%        5.53%        5.40%        5.19%

Portfolio turnover rate (excluding short-term securities)           27%          39%          76%         123%          89%

Total return(d)                                                   6.47%        6.63%       11.55%         .86%        5.73%


Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) IDS Life voluntarily limited total operating expenses. Had IDS Life not done so, the ratio of expenses to average daily net assets would have been 0.93% for the six months ended Oct. 31, 2002 and 0.83%, 0.81% and 0.87% for the years ended April 30, 2002, 2001 and 1999 respectively.

(d) Total return does not reflect the expenses that apply to the subaccounts or the policies.

(e)  Adjusted to an annual basis.

(f)  Six months ended Oct. 31, 2002 (Unaudited).

--------------------------------------------------------------------------------
27 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



Income Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                                    2002(e)        2002         2001         2000         1999

Net asset value, beginning of period                              $9.56        $9.47        $9.17        $9.89       $10.28

Income from investment operations:

Net investment income (loss)                                        .26          .54          .64          .64          .67

Net gains (losses) (both realized and unrealized)                   .06          .09          .25         (.67)        (.32)

Total from investment operations                                    .32          .63          .89         (.03)         .35

Less distributions:

Dividends from net investment income                               (.25)        (.54)        (.59)        (.64)        (.67)

Distributions from realized gains                                    --           --           --           --         (.07)

Excess distributions from net investment income                      --           --           --         (.05)          --

Total distributions                                                (.25)        (.54)        (.59)        (.69)        (.74)

Net asset value, end of period                                    $9.63        $9.56        $9.47        $9.17       $ 9.89

Ratios/supplemental data

Net assets, end of period (in thousands)                        $99,864     $101,549     $103,685      $92,351      $97,578

Ratio of expenses to average daily net assets(b)                   .80%(d)      .77%         .75%         .74%         .75%

Ratio of net investment income (loss)
to average daily net assets                                       5.30%(d)     5.63%        6.82%        6.71%        6.65%

Portfolio turnover rate (excluding short-term securities)           83%          98%          83%          50%          22%

Total return(c)                                                   3.32%        6.88%        9.94%        (.25%)       3.52%


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

(d) Adjusted to an annual basis.

(e) Six months ended Oct. 31, 2002 (Unaudited).


International Equity Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                                    2002(e)        2002         2001         2000         1999

Net asset value, beginning of period                             $10.97       $13.29       $21.82       $19.04       $18.33

Income from investment operations:

Net investment income (loss)                                        .06          .06          .10          .13          .18

Net gains (losses) (both realized and unrealized)                 (2.06)       (2.29)       (5.11)        3.13         1.32

Total from investment operations                                  (2.00)       (2.23)       (5.01)        3.26         1.50

Less distributions:

Dividends from net investment income                               (.04)        (.09)        (.10)        (.12)        (.17)

Distributions from realized gains                                    --           --        (3.42)        (.36)        (.62)

Total distributions                                                (.04)        (.09)       (3.52)        (.48)        (.79)

Net asset value, end of period                                   $ 8.93       $10.97       $13.29       $21.82       $19.04

Ratios/supplemental data

Net assets, end of period (in thousands)                       $169,226     $223,649     $299,920     $379,213     $283,001

Ratio of expenses to average daily net assets(b)                  1.05%(d)     1.02%        1.00%        1.02%        1.05%

Ratio of net investment income (loss)
to average daily net assets                                       1.24%(d)      .57%         .59%         .60%        1.01%

Portfolio turnover rate (excluding short-term securities)           42%         224%         209%         124%          67%

Total return(c)                                                 (18.19%)     (16.83%)     (26.76%)      17.44%        8.27%


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

(d) Adjusted to an annual basis.

(e) Six months ended Oct. 31, 2002 (Unaudited).

--------------------------------------------------------------------------------
28 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT



Managed Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                                    2002(e)        2002         2001         2000         1999

Net asset value, beginning of period                             $13.73       $16.02       $23.56       $20.08       $19.81

Income from investment operations:

Net investment income (loss)                                        .13          .22          .36          .40          .41

Net gains (losses) (both realized and unrealized)                 (2.90)       (2.28)       (6.62)        3.69         1.49

Total from investment operations                                  (2.77)       (2.06)       (6.26)        4.09         1.90

Less distributions:

Dividends from net investment income                               (.13)        (.23)        (.34)        (.40)        (.41)

Distributions from realized gains                                    --           --         (.94)        (.21)       (1.22)

Total distributions                                                (.13)        (.23)       (1.28)        (.61)       (1.63)

Net asset value, end of period                                   $10.83       $13.73       $16.02       $23.56       $20.08

Ratios/supplemental data

Net assets, end of period (in thousands)                       $349,573     $474,576     $588,084     $826,549     $685,154

Ratio of expenses to average daily net assets(b)                   .77%(d)      .74%         .72%         .72%         .74%

Ratio of net investment income (loss)
to average daily net assets                                       2.06%(d)     1.48%        1.73%        1.87%        2.23%

Portfolio turnover rate (excluding short-term securities)          130%         100%          69%          63%          96%

Total return(c)                                                 (20.27%)     (12.91%)     (27.93%)      20.79%       10.52%


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

(d) Adjusted to an annual basis.

(e) Six months ended Oct. 31, 2002 (Unaudited).


Money Market Portfolio

Per share income and capital changes(a)

Fiscal period ended April 30,                                    2002(e)        2002         2001         2000         1999

Net asset value, beginning of period                              $1.00        $1.00        $1.00        $1.00        $1.00

Income from investment operations:

Net investment income (loss)                                        .01          .03          .06          .05          .05

Less distributions:

Dividends from net investment income                               (.01)        (.03)        (.06)        (.05)        (.05)

Net asset value, end of period                                    $1.00        $1.00        $1.00        $1.00        $1.00

Ratios/supplemental data

Net assets, end of period (in thousands)                        $70,063      $69,429      $69,662      $57,143      $45,564

Ratio of expenses to average daily net assets(b)                   .56%(d)      .54%         .53%         .59%         .60%

Ratio of net investment income (loss)
to average daily net assets                                       1.27%(d)     2.54%        5.74%        4.99%        4.72%

Total return(c)                                                    .64%        2.60%        5.89%        5.11%        4.84%


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect the expenses that apply to the subaccounts or the policies.

(d) Adjusted to an annual basis.

(e) Six months ended Oct. 31, 2002 (Unaudited).

--------------------------------------------------------------------------------
29 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.

Equity Portfolio

Oct. 31, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.3%)

Issuer                                                Shares            Value(a)

Aerospace & defense (0.9%)
L-3 Communications Holdings                          106,200(b)       $4,991,400

Automotive & related (0.9%)
Gentex                                               177,300(b)        5,226,804

Banks and savings & loans (1.9%)
New York Community Bancorp                           119,000           3,458,140
TCF Financial                                        166,400           7,062,016
Total                                                                 10,520,156

Beverages & tobacco (0.6%)
Constellation Brands                                 125,000(b)        3,166,250

Chemicals (1.6%)
Rohm & Haas                                          104,200           3,466,734
Sigma-Aldrich                                        115,400           5,279,550
Total                                                                  8,746,284

Computer software & services (5.7%)
Adaptec                                              983,400(b)        5,861,064
BMC Software                                         418,600(b)        6,672,484
PeopleSoft                                           571,000(b)       10,335,100
SunGard Data Systems                                 384,600(b)        8,526,582
Total                                                                 31,395,230

Computers & office equipment (5.0%)
Affiliated Computer Services Cl A                     75,300(b)        3,467,565
DST Systems                                          160,600(b)        4,938,450
Fiserv                                               118,500(b)        3,701,940
Mercury Interactive                                  152,900(b)        4,031,973
QLogic                                               251,900(b)        8,768,639
Storage Technology                                   152,000(b)        2,687,360
Total                                                                 27,595,927

Electronics (9.2%)
Altera                                               677,900(b)        7,944,988
KLA-Tencor                                           203,100(b)        7,232,391
Lam Research                                         374,600(b)        4,716,214
Maxim Integrated Products                            195,000(b)        6,208,800
Microchip Technology                                 408,500(b)        9,967,400
Novellus Systems                                     267,200(b)        8,443,520
Xilinx                                               321,600(b)        6,107,184
Total                                                                 50,620,497

Energy (2.1%)
Apache                                               154,600           8,357,676
Grant Prideco                                        309,900(b)        2,993,634
Total                                                                 11,351,310

Energy equipment & services (6.0%)
ENSCO Intl                                           216,700           5,859,568
Hanover Compressor                                   181,500(b)        1,903,935
Nabors Inds                                          155,100(b,c)      5,423,847
Noble                                                 96,900(b)        3,131,808
Tidewater                                            155,200           4,371,984
Varco Intl                                           293,100(b)        4,818,564
Weatherford Intl                                     185,500(b)        7,427,420
Total                                                                 32,937,126

Financial services (1.3%)
Doral Financial                                      206,400(c)        5,420,064
Metris Companies                                     712,100           2,029,485
Total                                                                  7,449,549

Food (1.0%)
Hormel Foods                                         234,200           5,667,640

Furniture & appliances (1.0%)
Black & Decker                                       124,000           5,798,240

Health care (18.4%)
Allergan                                              97,700           5,319,765
Biomet                                               284,300           8,375,478
Enzon                                                290,200(b)        5,629,880
Forest Laboratories                                  103,200(b)       10,112,568
Gilead Sciences                                      175,800(b)        6,107,292
IDEC Pharmaceuticals                                 216,000(b)        9,940,320
King Pharmaceuticals                                 447,000(b)        6,861,450
MedImmune                                            281,300(b)        7,187,215
Priority Healthcare Cl B                             259,400(b)        6,300,826
Quest Diagnostics                                     71,400(b)        4,557,462
St. Jude Medical                                     130,900(b)        4,661,349
STERIS                                               335,800(b)        8,908,774
Stryker                                              178,300          11,250,730
VISX                                                 486,000(b)        3,941,460
Waters                                               122,300(b)        3,079,514
Total                                                                102,234,083

Health care services (8.5%)
AdvancePCS                                           278,200(b)        6,982,820
Anthem                                               124,200(b)        7,824,600
Caremark Rx                                          210,400(b)        3,724,080
Covance                                              298,900(b)        6,659,492
DIANON Systems                                        98,100(b)        3,924,000
Express Scripts Cl A                                  74,000(b)        4,021,900
Inveresk Research Group                               51,600(b)        1,005,684
LifePoint Hospitals                                   78,400(b)        2,457,840
Pharmaceutical Product Development                   219,100(b)        6,003,340
VCA Antech                                           283,800(b)        4,248,486
Total                                                                 46,852,242

Industrial equipment & services (2.6%)
Donaldson                                            162,400           5,126,968
Fastenal                                             182,500           6,195,875
FLIR Systems                                          69,100(b)        3,270,503
Total                                                                 14,593,346

Insurance (1.9%)
ACE                                                   95,700(c)        2,942,775
XL Capital Cl A                                       96,700(c)        7,363,705
Total                                                                 10,306,480

Leisure time & entertainment (0.8%)
MGM Mirage                                           143,400(b)        4,459,740

Media (3.5%)
eBay                                                  58,900(b)        3,726,014
New York Times Cl A                                   10,900             527,669
Scholastic                                            63,600(b)        2,807,940
Univision Communications Cl A                        160,500(b)        4,158,555
USA Interactive                                      190,800(b)        4,825,332
Westwood One                                          91,600(b)        3,325,080
Total                                                                 19,370,590

Metals (1.2%)
Shaw Group                                           444,100(b)        6,643,736

Multi-industry conglomerates (1.0%)
Danaher                                               61,000           3,528,850
Valmont Inds                                          72,200           1,819,440
Total                                                                  5,348,290

Paper & packaging (0.9%)
Smurfit-Stone Container                              375,800(b)        4,889,158

Restaurants & lodging (4.5%)
CBRL Group                                           254,200           5,955,906
Hilton Hotels                                        296,500           3,646,950
Starbucks                                            435,300(b)       10,338,375
Yum! Brands                                          212,500(b)        4,787,625
Total                                                                 24,728,856

Retail (9.8%)
Advance Auto Parts                                    77,300(b)        4,139,415
American Eagle Outfitters                            305,100(b)        4,430,052
AutoZone                                              54,800(b)        4,700,196
Bed Bath & Beyond                                    221,800(b)        7,865,028
CDW Computer Centers                                 221,500(b)       11,743,930
Dollar Tree Stores                                    20,200(b)          531,058
Family Dollar Stores                                 201,000           6,188,790
GameStop                                             236,700(b)        4,236,930
Kohl's                                                52,100(b)        3,045,245
TJX Companies                                        353,000           7,243,560
Total                                                                 54,124,204

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
30 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Equity Portfolio

Issuer                                                Shares            Value(a)

Textiles & apparel (1.4%)
Chico's FAS                                          397,300(b)       $7,667,890

Transportation (0.9%)
Expeditors Intl of Washington                        154,600           4,871,446

Utilities -- electric (1.9%)
MDU Resources Group                                  230,100           5,676,567
PNM Resources                                        228,200           5,031,810
Total                                                                 10,708,377

Utilities -- gas (0.7%)
Questar                                              152,600           3,937,080

Utilities -- telephone (0.1%)
Nextel Communications Cl A                            54,000(b)          609,120

Total common stocks
(Cost: $550,616,902)                                                $526,811,051

Preferred stocks & other (3.7%)

Issuer                                                Shares            Value(a)

Adaytum Software
     Series E                                        311,158(b,e)     $1,219,739
     Warrrants                                         6,019(b,e,g)           --
Agiliti
     Cv Series C                                     900,000(b,e,g)           --
Aurgin Systems                                     1,371,586(b,e,g)           --
Avasta
     Series B                                        484,468(b,e,g)           --
Avasta E-Services
     Warrants                                        242,234(b,e,g)           --
Bluestream Ventures LP                             5,000,000(b,d,e)    3,686,932
CBeyond Communications                             2,888,086(b,d,e)    1,887,069
Dia Dexus
     Cv Series C                                     477,419(b,e)      1,849,999
Evoice
     Cv Series D                                   1,578,666(b,e)        885,000
Fibrogen
     Cv Series E                                     668,151(b,e)      3,000,003
Marketsoft
     Cv                                              362,705(b,e)        181,353
Mars
     Cv                                            2,702,703(b,e,g)           --
     Cv Series G                                   1,428,000(b,e,g)           --
Nobex
     Series E                                      1,200,000(b,e)        840,000
Portera
     Series G                                        765,672(b,e,g)           --
Public Service Enterprise Group
     10.25% Cv                                       110,000           5,127,105
Retail Exchange.com                                1,257,143(b,e,g)           --
     Warrants                                         27,947(b,e,g)           --
Therox
     Cv Series H                                     438,203(b,e)      1,752,812
Vcommerce
     Cv Series C                                     427,468(b,e)         34,197

Total preferred stocks & other
(Cost: $58,427,519)                                                  $20,464,209

Short-term securities (10.0%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (7.3%)
Federal Home Loan Mtge Corp Disc Nt
         01-02-03               1.67%             $2,200,000          $2,194,278
Federal Natl Mtge Assn Disc Nts
         11-14-02               1.66                 700,000             699,548
         11-25-02               1.65               1,600,000           1,598,167
         12-04-02               1.70              10,000,000           9,983,944
         12-19-02               1.65               7,900,000           7,882,258
         12-23-02               1.57              18,200,000          18,157,933
Total                                                                 40,516,128

Commercial paper (2.7%)
ING US Funding
         11-12-02               1.74                 600,000             599,652
Southern Co Funding
         11-13-02               1.75                 800,000(f)          799,494
UBS Finance (Delaware)
         11-01-02               1.89              10,000,000           9,999,475
Windmill Funding
         11-25-02               1.77               3,300,000(f)        3,295,944
Total                                                                 14,694,565

Total short-term securities
(Cost: $55,212,576)                                                  $55,210,693

Total investments in securities
(Cost: $664,256,997)(h)                                             $602,485,953

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
31 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Equity Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Oct. 31, 2002, the value of foreign securities represented 3.8% of net assets.

(d) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At Oct. 31, 2002, the amount of capital committed to the LLC or LP for future investment was $4,387,070.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2002, is as follows:

     Security                               Acquisition                     Cost
                                               dates

     Adaytum Software
       Series E                       09-15-00 thru 05-10-01          $1,950,961
       Warrants                              05-10-01                         --

     Agiliti
       Cv Series C                           11-14-00                  2,700,000

     Aurgin Systems                          12-16-99                  3,374,102

     Avasta
       Series B                              11-09-00                  2,657,065

     Avasta E-Services
       Warrants                              11-08-00                         --

     Bluestream Ventures LP           06-28-00 thru 07-29-02           5,000,000

     CBeyond Communications           03-23-00 thru 08-20-01           5,000,000

     Dia Dexus
       Cv Series C                           04-03-00                  3,699,997

     Evoice
       Cv Series D                           11-27-00                  1,770,000

     Fibrogen
       Cv Series E                           05-17-00                  2,999,998

     Marketsoft
       Cv                                    12-11-00                  1,770,000

     Mars
       Cv                                    02-17-99                  5,000,000
       Cv Series G                           12-01-99                  3,000,000

     Nobex
       Series E                              05-04-99                  3,000,000

     Portera
       Series G                              11-10-00                  2,565,001

     Retail Exchange.com                     11-29-00                  4,400,001
       Warrants                              11-29-00                         --

     Therox
       Cv Series H                           09-05-00                  2,015,734

     Vcommerce
       Cv Series C                           07-21-00                  1,992,001

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g)  Negligible market value.

(h) At Oct. 31, 2002, the cost of securities for federal income tax purposes was approximately $664,257,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 23,951,000

     Unrealized depreciation                                        (85,722,000)
                                                                    -----------
     Net unrealized depreciation                                   $(61,771,000)
                                                                   ------------

--------------------------------------------------------------------------------
32 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.

Equity Income Portfolio

Oct. 31, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.5%)

Issuer                                                Shares            Value(a)

Aerospace & defense (1.9%)
Goodrich                                               2,918             $44,061
Rockwell Automation                                    2,350              38,893
United Technologies                                      651              40,147
Total                                                                    123,101

Airlines (0.5%)
AMR                                                    6,822(b)           32,200

Automotive & related (1.6%)
Eaton                                                    861              58,884
General Motors                                         1,359              45,187
Total                                                                    104,071

Banks and savings & loans (2.3%)
FleetBoston Financial                                  1,195              27,951
J.P. Morgan Chase                                      1,171              24,298
Washington Mutual                                      2,686              96,052
Total                                                                    148,301

Beverages & tobacco (0.6%)
Philip Morris                                            928              37,816

Building materials & construction (1.7%)
Fluor                                                  1,381              32,661
Hanson ADR                                             3,324(c)           76,119
Total                                                                    108,780

Chemicals (2.0%)
Dow Chemical                                           4,255             110,588
Imperial Chemical Inds ADR                             1,326(c)           20,566
Total                                                                    131,154

Communications equipment & services (1.5%)
Verizon Communications                                 2,516              95,004

Computers & office equipment (2.3%)
Electronic Data Systems                                1,100              16,566
Hewlett-Packard                                        5,080              80,264
Pitney Bowes                                           1,464              49,117
Total                                                                    145,947

Energy (10.5%)
BP ADR                                                 1,396(c)           53,676
ChevronTexaco                                            967              65,398
ConocoPhillips                                         4,596             222,906
Kerr-McGee                                             2,417             105,140
Marathon Oil                                           4,627              96,704
Ocean Energy                                           1,020              19,003
Petroleo Brasileiro ADR                                3,358(c)           44,426
Unocal                                                 2,290              63,296
Total                                                                    670,549

Energy equipment & services (4.1%)
McDermott Intl                                         8,651(b)           30,711
Pioneer Natural Resources                              5,219(b)          129,797
Tidewater                                              3,596             101,299
Total                                                                    261,807

Financial services (7.4%)
Citigroup                                              2,972             109,815
Household Intl                                         2,950              70,092
Lehman Brothers Holdings                               4,545             242,113
Morgan Stanley                                         1,285              50,012
Total                                                                    472,032

Food (1.8%)
Archer-Daniels-Midland                                 3,274              44,592
SUPERVALU                                              4,393              73,802
Total                                                                    118,394

Furniture & appliances (1.4%)
Whirlpool                                              1,863              86,834

Health care (0.8%)
Schering-Plough                                        2,450              52,308

Health care services (2.5%)
PacifiCare Health Systems                              5,426(b)          160,393

Industrial equipment & services (9.1%)
Caterpillar                                            4,353             177,820
Illinois Tool Works                                    1,138              69,873
Ingersoll-Rand Cl A                                    4,411(c)          172,029
Parker-Hannifin                                        2,446             106,719
Tomkins ADR                                            4,812(c)           59,669
Total                                                                    586,110

Insurance (14.3%)
ACE                                                    2,371(c)           72,908
Hartford Financial Services Group                        755              29,823
Jefferson-Pilot                                        1,602              64,320
Lincoln Natl                                           1,603              48,908
Loews                                                  2,417             104,269
MetLife                                                1,958              46,757
SAFECO                                                 2,900             103,124
St. Paul Companies                                     3,315             108,732
Torchmark                                              2,119              75,860
Travelers Property Casualty Cl A                       9,342(b)          123,968
XL Capital Cl A                                        1,785(c)          135,927
Total                                                                    914,596

Leisure time & entertainment (1.3%)
Royal Caribbean Cruises                                4,572              83,942

Media (1.7%)
Donnelley (RR) & Sons                                  3,349              67,148
Knight-Ridder                                            723              43,510
Total                                                                    110,658

Metals (1.4%)
Alcoa                                                  2,997              66,113
Martin Marietta Materials                                953              26,532
Total                                                                     92,645

Multi-industry conglomerates (10.1%)
Crane                                                  2,051              37,677
Diebold                                                2,445              87,164
Dover                                                  1,350              33,858
Eastman Kodak                                          4,186             137,929
Honeywell Intl                                         3,535              84,628
Monsanto                                               3,358              55,508
Textron                                                2,704             110,864
Xerox                                                  3,716(b)           24,674
YORK Intl                                              3,156              74,229
Total                                                                    646,531

Paper & packaging (2.4%)
Abitibi-Consolidated                                   7,248(c)           46,025
Intl Paper                                             3,146             109,890
Total                                                                    155,915

Real estate investment trust (4.1%)
Crescent Real Estate Equities                          9,171             135,272
Equity Residential                                     2,436              57,782
JDN Realty                                             3,449              37,525
Starwood Hotels & Resorts Worldwide                    1,320              30,756
Total                                                                    261,335

Retail (0.7%)
Charming Shoppes                                       9,085(b)           41,791

Textiles & apparel (1.2%)
Kellwood                                               3,344              78,082

Transportation (2.3%)
Burlington Northern Santa Fe                           5,708             146,867

Utilities -- electric (1.1%)
CMS Energy                                             8,714              68,231

Utilities -- gas (0.9%)
El Paso                                                7,200              55,800

Utilities -- telephone (4.0%)
AT&T                                                   6,008              78,344
SBC Communications                                     1,617              41,492
Sprint (FON Group)                                    11,184             138,906
Total                                                                    258,742

Total common stocks
(Cost: $7,431,317)                                                    $6,249,936

Preferred stock (0.2%)

Issuer                                                Shares            Value(a)

Xerox
     7.50% Cv                                            300(d)          $14,175

Total preferred stock
(Cost: $15,000)                                                          $14,175

Total investments in securities
(Cost: $7,446,317)(e)                                                 $6,264,111

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
33 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Equity Income Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Oct. 31, 2002, the value of foreign securities represented 10.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) At Oct. 31, 2002, the cost of securities for federal income tax purposes was approximately $7,446,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $   146,000

     Unrealized depreciation                                         (1,328,000)
                                                                     ----------
     Net unrealized depreciation                                    $(1,182,000)
                                                                    -----------

--------------------------------------------------------------------------------
34 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.

Government Securities Portfolio

Oct. 31, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (93.8%)

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Mortgage-backed securities (33.0%)
Federal Home Loan Mtge Corp
         06-01-12               7.00%                $61,858             $65,505
         01-01-13               6.00                 180,073             188,952
         02-01-13               6.50                  93,274              98,139
         02-01-16               5.50                 723,857             748,583
         07-01-17               6.00                 241,655             251,746
         03-01-22               6.00                 493,363             510,342
         12-01-27               6.00                 182,443             188,660
         05-01-28               7.00                 106,964             111,823
Federal Natl Mtge Assn
         06-01-10               6.50                 104,677             110,666
         04-01-13               5.50                 232,827             242,420
         07-01-13               6.50                 210,308             221,324
         06-01-14               6.50                 298,910             314,567
         09-01-14               7.00                 242,690             257,121
         01-01-15               6.50                 357,854             376,155
         03-01-15               7.00                  43,773              46,376
         05-01-17               5.50                 484,085             499,855
         03-01-23               9.00                  21,297              23,523
         09-01-25               7.00                  69,326              72,774
         04-01-27               6.50                 113,267             117,750
         03-01-28               6.50                 164,808             171,171
         04-01-28               6.00                 192,291             198,484
         09-01-28               6.00                 427,133             440,891
         11-01-28               6.00                 326,680             337,202
         01-01-29               6.00                 336,703             347,548
         05-01-29               7.00                 294,411             308,705
         09-01-29               6.00                 369,759             381,200
         05-01-30               8.50                  13,131              14,059
         06-01-30               8.50                  14,740              15,782
         06-01-31               6.50                 415,120             430,331
         05-01-32               6.50                 471,205             488,483
     Collateralized Mtge Obligation
         12-25-11               5.76                 500,000             541,838
         08-25-31               7.50                 197,549             213,187
Govt Natl Mtge Assn
         05-15-17               8.00                   3,046               3,310
         10-15-27               7.00                 212,720             224,137
         07-15-28               6.50                 602,811             629,105
         03-15-31               8.00                 184,235             197,369
Total                                                                  9,389,083

U.S. government obligations & agencies (60.9%)
Federal Farm Credit Bank
         10-01-04               2.38                 500,000             504,280
         12-15-04               3.88                 100,000             103,733
         06-19-07               6.75                 125,000             143,890
Federal Home Loan Bank
         11-15-02               6.38                 500,000             500,926
         10-15-04               3.63                 250,000             258,239
         08-15-05               6.88                 900,000           1,009,879
Federal Home Loan Mtge Corp
         07-15-12               5.13                 250,000             261,303
Federal Natl Mtge Assn
         05-14-04               5.63                 200,000             211,851
         08-15-04               6.50                 100,000             108,123
         03-15-05               3.88                 500,000             520,805
         02-15-08               5.75                 500,000             555,916
         01-15-10               7.25                 650,000             779,947
         09-15-12               4.38                 500,000             491,895
Housing Urban Development
         08-01-06               3.45               2,000,000           2,039,095
Resolution Funding Corp
         10-15-19               8.13                 400,000             523,788
     Zero Coupon
         04-15-05               5.66                 200,000(b)          189,940
Small Business Administration Participation Ctfs
         09-01-11               5.89                 535,000             563,847
         08-01-21               6.34                 479,936             526,428
Student Loan Mtge Assn
         06-30-04               5.00                 500,000             524,414
         07-15-04               3.38                 500,000             511,456
         03-15-06               5.25                 500,000             540,520
U.S. Treasury
         05-15-05               6.75                 400,000             447,500
         11-15-05               5.75                 300,000             331,746
         11-15-05               5.88                 575,000             638,046
         11-15-06               3.50                 500,000             518,552
         08-15-07               6.13                 500,000             574,966
         02-15-12               4.88                 500,000             539,128
         02-15-15              11.25                 250,000             413,106
         11-15-16               7.50                 475,000             612,342
         05-15-17               8.75                 300,000             427,102
         08-15-23               6.25                 725,000             832,531
         11-15-24               7.50                 145,000             191,185
         08-15-27               6.38                 100,000             117,078
         08-15-28               5.50                 250,000             262,236
         11-15-28               5.25                 450,000             455,819
     Zero Coupon
         08-15-17               5.04                 150,000(b)           69,402
         08-15-20               5.27                 150,000(b)           57,039
Total                                                                 17,358,053

Total bonds
(Cost: $25,266,130)                                                  $26,747,136

Short-term securities (3.9%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies
Federal Natl Mtge Assn Disc Nts
         12-04-02               1.70%               $300,000            $299,558
         12-17-02               1.69                 800,000             798,240

Total short-term securities
(Cost: $1,097,811)                                                    $1,097,798

Total investments in securities
(Cost: $26,363,941)(c)                                               $27,844,934

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) At Oct. 31, 2002, the cost of securities for federal income tax purposes was approximately $26,364,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                         $1,509,000

     Unrealized depreciation                                            (28,000)
                                                                        -------
     Net unrealized appreciation                                     $1,481,000
                                                                     ----------

--------------------------------------------------------------------------------
35 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.

Income Portfolio

Oct. 31, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (95.1%)

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Government obligations (19.5%)
Federal Home Loan Mtge Corp
         07-15-04               6.25%             $3,500,000          $3,758,488
         01-15-06               5.25               3,000,000           3,246,303
Federal Natl Mtge Assn
         09-15-09               6.63               2,500,000           2,903,415
         03-15-11               5.50               3,000,000           3,244,089
U.S. Treasury
         11-15-08               4.75                 400,000             434,469
         05-15-17               8.75                 400,000             569,469
         05-15-18               9.13               2,300,000           3,389,893
         11-15-21               8.00               1,000,000           1,365,781
         08-15-29               6.13                 500,000             570,020
Total                                                                 19,481,927

Mortgage-backed securities (31.9%)
Federal Home Loan Mtge Corp
         08-01-11               6.50                 538,029             566,983
         06-01-14               6.50               2,552,897           2,682,745
         03-01-22               6.00               1,480,090           1,531,026
         09-01-22               6.50                 988,950           1,027,375
         12-01-31               6.50               1,903,341           1,974,829
     Collateralized Mtge Obligation
         06-15-20               8.00                  47,465              50,865
Federal Natl Mtge Assn
         06-01-10               6.50                 314,032             331,998
         02-01-11               6.00                 648,378             682,503
         01-25-12               3.98                 496,896             500,973
         09-01-13               6.00                 927,776             973,156
         11-01-13               6.00                 955,696           1,002,442
         01-01-17               6.00                 884,143(f)          921,940
         08-01-22               6.50                 973,542           1,016,239
         05-01-26               7.00               1,613,647           1,691,991
         07-01-26               7.00                 595,893             624,824
         10-01-28               6.50               1,154,344           1,197,818
         06-01-29               6.50               2,950,744           3,060,177
         08-01-29               6.50                 627,317             650,582
         11-01-29               6.00               2,500,000(f)        2,569,531
         02-01-30               7.50                 748,881             792,357
         08-01-30               7.50                 450,954             477,014
         12-01-30               6.00               3,500,000(f)        3,585,312
         08-01-31               7.50               1,788,202           1,891,516
         10-01-32               6.00               1,994,380           2,053,006
Total                                                                 31,857,202

Aerospace & defense (1.4%)
Alliant Techsystems
     Company Guaranty
         05-15-11               8.50                 175,000             186,375
L-3 Communications
     Sr Sub Nts
         06-15-12               7.63                 195,000(d)          201,825
Lockheed Martin
     Company Guaranty
         06-15-08               7.70                 500,000             587,513
Northrop Grumman
         03-01-06               7.00                 250,000             274,355
Transdigm
     Company Guaranty
         12-01-08              10.38                 175,000             176,750
Total                                                                  1,426,818

Airlines (1.2%)
Continental Airlines
     Series 1996A
         10-15-13               6.94                 299,000             224,629
Delta Air Lines
         09-18-11               7.11                 500,000             454,643
Wilmington Trust
     Sub Nts
         05-01-08               6.63                 500,000             556,813
Total                                                                  1,236,085

Automotive & related (1.0%)
American Axle & Mfg
     Company Guaranty
         03-01-09               9.75                 100,000             106,500
DaimlerChrysler North America Holding
     Company Guaranty
         01-15-12               7.30                 400,000             433,056
Ford Motor Credit
         10-25-11               7.25                 500,000             436,894
Total                                                                    976,450

Banks and savings & loans (2.5%)
Capital One Bank
         05-15-08               6.70                 500,000             430,359
Capital One Financial
         08-01-08               7.13                 250,000             194,660
Hubco Capital
     Company Guaranty Series B
         02-01-27               8.98                 500,000             453,445
MBNA American Bank
     Sub Nts
         03-15-08               6.75                 500,000(d)          514,455
Wachovia
     Sr Nts
         07-15-05               7.45                 350,000             392,224
Washington Mutual Bank
         06-15-11               6.88                 500,000             548,014
Total                                                                  2,533,157

Beverages & tobacco (0.1%)
Constellation Brands
     Sr Sub Nts Series B
         01-15-12               8.13                 105,000             109,463

Building materials & construction (2.7%)
Associated Materials
     Sr Sub Nts
         04-15-12               9.75                 195,000(d)          198,900
Dayton Superior
     Company Guaranty
         06-15-09              13.00                 100,000              78,000
Masco
         05-03-04               6.00                 250,000             260,992
Meritage
     Company Guaranty
         06-01-11               9.75                 160,000             163,200
Nortek
     Sr Nts Series B
         09-01-07               9.13                 150,000             147,000
Pulte Homes
     Sr Nts
         12-15-03               7.00                 300,000             306,324
Schuler Homes
     Company Guaranty
         07-15-09               9.38                 100,000              99,500
Standard Pacific
     Sr Sub Nts
         04-15-12               9.25                 250,000             242,500
Tech Olympic USA
     Sr Sub Nts
         07-01-12              10.38                 150,000(d)          123,000
Tyco Intl Group
     (U.S. Dollar) Company Guaranty
         06-15-03               6.25                 500,000(c)          484,999
WCI Communities
     Company Guaranty
         02-15-11              10.63                  75,000              67,313
         05-01-12               9.13                 125,000             103,438
Weyerhaeuser
         03-15-12               6.75                 400,000             419,243
Total                                                                  2,694,409

Chemicals (1.9%)
Airgas
     Company Guaranty
         10-01-11               9.13                 150,000             159,375
Allied Waste North America
     Company Guaranty Series B
         01-01-06               7.63                 200,000             196,000
         08-01-09              10.00                  50,000              48,000
Compass Minerals Group
     Company Guaranty
         08-15-11              10.00                  25,000              26,750
Equistar Chemical/Funding
     Company Guaranty
         09-01-08              10.13                 175,000             157,500
Georgia Gulf
         11-15-05               7.63                  65,000              67,166

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
36 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Income Portfolio

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Chemicals (cont.)
Huntsman Intl LLC
     Company Guaranty
         03-01-09               9.88%                $20,000             $19,800
IMC Global
     Company Guaranty Series B
         06-01-08              10.88                 110,000             118,250
Lyondell Chemical
     Company Guaranty
         12-15-08               9.50                 105,000              98,175
Noveon
     Company Guaranty Series B
         02-28-11              11.00                 100,000             107,000
Praxair
         03-01-08               6.50                 250,000             281,079
Resolution Performance
     Sr Sub Nts
         11-15-10              13.50                  90,000              95,400
Waste Management
     Sr Nts
         10-01-07               7.13                 500,000             526,809
Total                                                                  1,901,304

Communications equipment & services (1.2%)
AT&T Wireless Services
     Sr Nts
         03-01-31               8.75                 500,000             400,000
EchoStar DBS
     Sr Nts
         02-01-09               9.38                 125,000             125,000
GT Group Telecom
     (U.S. Dollar)
         06-30-08               9.89                 125,000(b,c)         31,250
NATG Holdings LLC/Orius Capital
     Company Guaranty Series B
         02-01-10              12.75                  75,000(b)              750
Qwest
         11-01-04               7.20                 125,000             116,875
Verizon New England
     Sr Nts
         09-15-11               6.50                 500,000             510,405
Total                                                                  1,184,280

Energy (2.4%)
Ashland
     Medium-term Nts Series J
         08-15-05               7.83                 500,000             557,452
ConcoPhillips
         05-25-05               8.50                 200,000             227,662
El Paso Energy Partners
     Company Guaranty Series B
         06-01-11               8.50                  35,000              31,150
Encore Acquisition
     Company Guaranty
         06-15-12               8.38                  55,000(d)           55,550
Eott Energy Partners LP/Energy Finance
     Company Guaranty
         10-01-09              11.00                 100,000(b)           40,000
Forest Oil
     Sr Nts
         06-15-08               8.00                  80,000              84,800
Hanover Equipment Trust
     Sr Nts
         09-01-11               8.75                  45,000(d)           42,300
Kerr-McGee
         10-15-05               8.13                 500,000             565,782
Luscar Coal
     (U.S. Dollar) Sr Nts
         10-15-11               9.75                 160,000(c)          169,000
Magnum Hunter Resources
     Company Guaranty
         03-15-12               9.60                 130,000             136,500
Newfield Exploration
     Sr Sub Nts
         08-15-12               8.38                 190,000             198,550
Tesoro Petroleum
     Sr Sub Nts
         04-01-12               9.63                 145,000              75,400
Westport Resources
     Company Guaranty
         11-01-11               8.25                  40,000              41,500
XTO Energy
     Sr Nts
         04-15-12               7.50                 160,000             169,600
Total                                                                  2,395,246

Energy equipment & services (0.2%)
Key Energy Services
     Sr Nts
         03-01-08               8.38                 115,000             119,600
Plains All American Pipeline
     Sr Nts
         10-15-12               7.75                  95,000(d)           97,375
Total                                                                    216,975

Financial services (2.5%)
American General Finance
     Sr Nts
         11-01-03               5.75                 500,000             517,212
GMAC
         09-15-11               6.88                 500,000             455,591
Indah Kiat Finance Mauritius
     (U.S. Dollar) Company Guaranty
         07-01-07              10.00                  50,000(b,c)         14,250
John Hancock Financial Services
     Sr Nts
         12-01-08               5.63                 500,000             514,935
LaBranche
     Sr Nts
         08-15-04               9.50                 150,000             154,500
LB-UBS Commercial Mtge Trust
     Series 2002-C4 Cl A4
         09-15-26               4.56                 250,000             250,454
Morgan Stanley
         06-15-05               7.75                 500,000             553,625
Total                                                                  2,460,567

Food (0.9%)
B&G Foods
     Company Guaranty Series D
         08-01-07               9.63                 165,000             171,188
Del Monte
     Company Guaranty Series B
         05-15-11               9.25                 200,000             199,000
General Mills
         02-15-12               6.00                 500,000             532,510
Total                                                                    902,698

Furniture & appliances (0.2%)
Falcon Products
     Company Guaranty Series B
         06-15-09              11.38                  70,000              51,800
Interface
     Company Guaranty
         04-01-08               7.30                  25,000              20,750
     Sr Nts
         02-01-10              10.38                 125,000             117,500
Total                                                                    190,050

Health care (0.5%)
Wyeth
         03-15-11               6.70                 500,000             546,393

Health care services (0.8%)
HCA
         10-01-12               6.30                 250,000             241,764
Iasis Healthcare
     Company Guaranty
         10-15-09              13.00                  15,000              15,300
Insight Healthcare Services
     Company Guaranty Series B
         11-01-11               9.88                  30,000              29,100
Omnicare
     Company Guaranty Series B
         03-15-11               8.13                 133,000             140,980
Paracelsus Healthcare Escrow
     Sr Sub Nts
         08-15-06                 --                 350,000(b,g)             --
Triad Hospitals
     Company Guaranty
         05-01-09               8.75                 170,000             180,200
Triad Hospitals Holdings
     Company Guaranty Series B
         05-15-09              11.00                  65,000              72,150
Vanguard Health Systems
     Company Guaranty
         08-01-11               9.75                 100,000              94,500
Total                                                                    773,994

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
37 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Income Portfolio

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Industrial equipment & services (0.3%)
Joy Global
     Company Guaranty Series B
         03-15-12               8.75%               $150,000            $150,750
Motors & Gears
     Sr Nts Series D
         11-15-06              10.75                  95,000              80,750
Terex
     Company Guaranty Series D
         04-01-08               8.88                  50,000              42,750
Total                                                                    274,250

Insurance (0.4%)
Americo Life
     Sr Sub Nts
         06-01-05               9.25                 180,000             176,400
Zurich Capital
     Company Guaranty
         06-01-37               8.38                 250,000(d)          221,473
Total                                                                    397,873

Leisure time & entertainment (1.7%)
AMC Entertainment
     Sr Sub Nts
         03-15-09               9.50                  80,000              71,000
Argosy Gaming
     Sr Sub Nts
         09-01-11               9.00                 100,000             105,250
Choctaw Resort Development Enterprises
     Sr Nts
         04-01-09               9.25                 150,000             156,000
HMH Properties
     Company Guaranty Series A
         08-01-05               7.88                 150,000             147,000
MGM Mirage
         02-06-08               6.88                 175,000             173,309
Pinnacle Entertainment
     Company Guaranty Series B
         02-15-07               9.25                 200,000             170,000
Six Flags
     Sr Nts
         02-01-10               8.88                 150,000             131,250
Station Casinos
     Sr Nts
         02-15-08               8.38                 100,000             105,000
United Artists Theatre
     Series 1995A
         07-01-15               9.30                  81,215              73,905
Viacom
     Company Guaranty
         08-15-12               5.63                 500,000             520,770
Wynn Las Vegas LLC
     2nd Mtge
         11-01-10              12.00                  50,000              47,000
Total                                                                  1,700,484

Media (4.1%)
American Media Operation
     Company Guaranty Series B
         05-01-09              10.25                 110,000             113,300
Clear Channel Communications
         11-01-06               6.00                 500,000             514,545
Coaxial Communications/Phoenix
     Company Guaranty
         08-15-06              10.00                 110,000              93,638
Comcast
     Sr Nts
         11-01-05               8.38                 250,000             250,000
Comcast Cable Communications
         11-15-08               6.20                 300,000             286,203
Corus Entertainment
     (U.S. Dollar) Sr Sub Nts
         03-01-12               8.75                  55,000(c)           56,788
CSC Holdings
     Sr Nts
         12-15-07               7.88                  75,000              62,063
         07-15-08               7.25                 150,000             123,375
Cumulus Media
     Company Guaranty
         07-01-08              10.38                 125,000             133,750
Dex Media East LLC/Finance
     Sr Nts
         11-15-09               9.88                 100,000(d,f)        102,353
Gannett
         04-01-12               6.38                 500,000             560,629
Mediacom Broadband LLC
     Company Guaranty
         07-15-13              11.00                 150,000             129,750
Nexstar Finance LLC
     Company Guaranty
         04-01-08              12.00                 100,000             107,500
Quebecor World
     Company Guaranty
         01-15-07               7.25                 500,000             544,348
Radio One
     Company Guaranty Series B
         07-01-11               8.88                 100,000             106,750
Rogers Cablesystems
     (U.S. Dollar) Company Guaranty
         12-01-15              11.00                  75,000(c)           70,500
Salem Communication Holding
     Company Guaranty Series B
         07-01-11               9.00                  75,000              78,000
Sinclair Broadcast Group
     Company Guaranty
         12-15-11               8.75                 100,000             105,000
         03-15-12               8.00                 100,000             101,250
Time Warner Companies
         02-01-24               7.57                 350,000             319,607
Time Warner Entertainment
     Sr Nts
         07-15-33               8.38                 250,000             251,883
Total                                                                  4,111,232

Metals (0.7%)
AK Steel
     Company Guaranty
         06-15-12               7.75                 260,000(d)          254,800
Jorgensen Earle M.
         06-01-12               9.75                 195,000             189,150
Peabody Energy
     Company Guaranty Series B
         05-15-08               9.63                 200,000             210,000
Total                                                                    653,950

Miscellaneous (1.1%)
Advanced Accessory/AAS Cap
     Company Guaranty Series B
         10-01-07               9.75                 150,000             133,500
EOP Operating LP
     Sr Nts
         07-15-11               7.00                 300,000             319,609
ERP Operating LP
         03-02-11               6.95                 500,000             534,991
Prime Succession Holding
     Cv Pay-in-kind
         08-29-04              14.25                   4,103(b,e,g)           --
Von Hoffman
     Company Guaranty
         03-15-09              10.25                  15,000              13,950
Von Hoffman Press
     Company Guaranty
         05-15-07              10.38                 100,000              76,125
Total                                                                  1,078,175

Multi-industry conglomerates (1.6%)
ARAMARK Services
     Company Guaranty
         12-01-06               7.10                 500,000             529,739
General Electric Capital
         06-15-12               6.00                 500,000             532,260
PSA
     (U.S. Dollar)
         08-01-05               7.13                 500,000(c,d)        561,741
Total                                                                  1,623,740

Paper & packaging (2.4%)
Abitibi-Consolidated
     (U.S. Dollar)
         08-01-05               8.30                 500,000(c)          518,430
Berry Plastics
     Company Guaranty
         07-15-12              10.75                  55,000              57,200
Domtar
     (U.S. Dollar)
         10-15-11               7.88                 100,000(c)          112,754
Fort James
     Sr Nts
         09-15-07               6.88                 150,000             132,000
Intl Paper
         07-08-03               8.00                 500,000             517,440
Jefferson Smurfit
     Sr Nts
         10-01-12               8.25                  50,000(d)           51,250

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
38 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Income Portfolio

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Paper & packaging (cont.)
MDP Acquisitions
     (U.S.Dollar) Sr Nts
         10-01-12               9.63%               $115,000(c,d)       $118,450
Owens-Brockway Glass
     Company Guaranty
         02-15-09               8.88                 250,000             256,875
Plastipak Holdings
     Sr Nts
         09-01-11              10.75                 125,000(d)          129,531
Pliant
     Sr Sub Nts
         06-01-10              13.00                  65,000              50,700
Riverwood Intl
     Company Guaranty
         04-01-08              10.88                 100,000             101,500
Silgan Holdings
     Sr Sub Deb
         06-01-09               9.00                 150,000             156,000
Stone Container
     Sr Nts
         02-01-08               9.25                 200,000             212,000
Total                                                                  2,414,130

Real estate investment trust (0.7%)
MeriStar Hospitality
     Company Guaranty
         01-15-11               9.13                 150,000             121,875
Simon Property Group LP
         01-20-11               7.75                 500,000             561,088
Total                                                                    682,963

Restaurants & lodging (0.5%)
Extended Stay America
     Sr Sub Nts
         06-15-11               9.88                 135,000             128,925
Park Place Entertainment
     Sr Sub Nts
         05-15-11               8.13                 200,000             201,500
Starwood Hotels Resorts
         05-01-12               7.88                 200,000(d)          191,500
Total                                                                    521,925

Retail (1.9%)
Albertson's
     Sr Nts
         02-15-11               7.50                 500,000             573,603
Flooring America
     Company Guaranty
         10-15-07               9.25                 185,000(b)               19
Gap
         09-15-07               6.90                 150,000             135,000
Kroger
     Company Guaranty
         03-01-08               7.45                 250,000             281,350
     Sr Nts
         07-15-06               8.15                 500,000             565,379
Levi Strauss
         11-01-03               6.80                 100,000              97,000
United Auto Group
     Sr Sub Nts
         03-15-12               9.63                 250,000(d)          237,500
Total                                                                  1,889,851

Textiles & apparel (0.2%)
Tommy Hilfiger USA
     Company Guaranty
         06-01-03               6.50                 250,000             247,500

Transportation (2.5%)
ArvinMeritor
         03-01-12               8.75                 100,000              95,000
Canadian Natl Railways
     (U.S. Dollar)
         10-15-11               6.38                 500,000(c)          552,800
Enterprise Rent-A-Car USA Finance
         01-15-11               8.00                 500,000(d)          548,174
Greater Beijing First Expressways
     (U.S. Dollar) Sr Nts
         06-15-04               9.25                 100,000(b,c)         55,000
Interpool
         08-01-07               7.35                 125,000             114,688
Norfolk Southern
     Sr Nts
         02-15-11               6.75                 500,000             556,624
TFM Sa De Cv
     (U.S.Dollar)
         06-15-12              12.50                  30,000(c,d)         29,325
Union Pacific
         01-15-11               6.65                 500,000             555,930
Total                                                                  2,507,541

Utilities -- electric (2.5%)
Calpine
     Sr Nts
         02-15-11               8.50                 100,000              32,500
Cleveland Electric Illuminating
         1st Mtge Series B
         05-15-05               9.50                 250,000             250,324
CMS Energy
     Sr Nts
         04-15-11               8.50                  50,000              35,500
DTE Energy
     Sr Nts
         06-01-11               7.05                 500,000             538,154
Midland Funding II
     Series A
         07-23-05              11.75                 100,000              99,000
Public Service Co of Colorado
         10-01-12               7.88                 275,000(d)          284,739
Sithe Independence Funding
     Series A
         12-30-13               9.00                 100,000              88,434
Virginia Electric & Power
     Sr Nts Series A
         03-31-06               5.75                 500,000             534,203
Westar Energy
     1st Mtge
         05-01-07               7.88                  95,000              91,415
WPD Holdings
     (U.S. Dollar)
         12-15-07               6.88                 500,000(c,d)        529,481
Total                                                                  2,483,750

Utilities -- gas (0.6%)
Columbia Energy Group
     Series E
         11-28-10               7.32                 500,000             484,476
Transcontinental Gas Pipeline
     Series B
         08-15-11               7.00                 100,000              89,000
Total                                                                    573,476

Utilities -- telephone (2.9%)
BellSouth
         10-15-11               6.00                 500,000             536,733
Citizens Communications
     Sr Nts
         08-15-08               7.63                 400,000             402,000
Dobson/Sygnet Communications
     Sr Nts
         12-15-08              12.25                 150,000              90,000
Nextel Communications
     Sr Nts
         02-01-11               9.50                 250,000             211,875
SBC Communications
         03-15-11               6.25                 500,000             542,176
Vodafone Group
     Company Guaranty
         05-01-08               6.65                 500,000             538,602
     (U.S. Dollar)
         02-15-10               7.75                 500,000(c)          566,029
WorldCom
     Sr Nts
         08-15-05               6.40                 300,000(b)           51,750
Total                                                                  2,939,165

Total bonds
(Cost: $91,910,712)                                                  $94,987,023

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
39 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Income Portfolio

Common stocks (--%)(b)

Issuer                                                Shares            Value(a)

Davel Communications                                  16,045                $481
Prime Succession Holdings                              5,778(g)               --

Total common stocks
(Cost: $163,817)                                                            $481

Preferred stocks & other (0.2%)

Issuer                                                Shares            Value(a)

Asia Pulp & Paper
     Warrants                                            200(b,c,d,g)        $--
Century Maintenance Supply
     13.25% Pay-in-kind Series C                       1,757(e)          164,938
Intermedia Communications
     13.50% Pay-in-kind Series B                          --(e)                8
Pegasus Satellite
     12.75% Cm Series B                                   --                  26

Total preferred stocks & other
(Cost: $131,561)                                                        $164,972

Short-term securities (11.1%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (9.6%)
Federal Home Loan Mtge Corp Disc Nts
         11-05-02               1.69%               $500,000            $499,883
         11-12-02               1.68               1,200,000           1,199,328
         11-12-02               1.70               1,900,000           1,898,923
         11-26-02               1.66                 500,000             499,401
         12-24-02               1.62               1,000,000             997,570
Federal Natl Mtge Assn Disc Nts
         11-06-02               1.65                 600,000             599,843
         11-06-02               1.67               1,900,000           1,899,471
         12-04-02               1.70                 500,000             499,197
         12-10-02               1.64               1,500,000           1,497,267
Total                                                                  9,590,883

Commercial paper (1.5%)
UBS Finance (Delaware)
         11-01-02               1.89               1,500,000           1,499,921

Total short-term securities
(Cost: $11,091,320)                                                  $11,090,804

Total investments in securities
(Cost: $103,297,410)(h)                                             $106,243,280

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Oct. 31, 2002, the value of foreign securities represented 3.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) At Oct. 31, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $7,166,823.

(g)  Negligible market value.

(h) At Oct. 31, 2002, the cost of securities for federal income tax purposes was approximately $103,297,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $ 4,854,000

     Unrealized depreciation                                         (1,908,000)
                                                                     ----------
     Net unrealized appreciation                                    $ 2,946,000
                                                                    -----------

--------------------------------------------------------------------------------
40 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.

International Equity Portfolio

Oct. 31, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (91.2%)(c)

Issuer                                                Shares            Value(a)

Australia (1.4%)

Banks and savings & loans (0.5%)
Australia & New Zealand Banking Group                 82,200            $859,043

Retail (0.9%)
Woolworths LTD                                       224,199           1,531,739

Finland (3.3%)

Communications equipment & services (2.1%)
Nokia                                                209,524           3,558,481

Paper & packaging (1.2%)
Stora Enso                                           190,699           1,982,917

France (9.0%)

Banks and savings & loans (1.5%)
BNP Paribas                                           65,176           2,598,533

Energy (4.3%)
TotalFinaElf                                          52,102           7,177,088

Health care (1.9%)
Aventis                                               53,318           3,191,809

Leisure time & entertainment (1.3%)
Accor                                                 63,941           2,270,050

Germany (3.5%)

Automotive & related (0.9%)
DaimlerChrysler                                       42,485           1,462,033

Health care (2.0%)
Schering                                              75,495           3,430,113

Utilities -- electric (0.6%)
RWE                                                   34,923           1,085,600

Italy (0.8%)

Banks and savings & loans
Unicredito Italiano                                  363,111           1,366,438

Japan (18.7%)

Automotive & related (1.4%)
Nissan Motor                                         167,000           1,282,728
Toyota Motor                                          44,000           1,070,280
Total                                                                  2,353,008

Banks and savings & loans (1.8%)
Mitsubishi Tokyo Financial Group                         192           1,252,208
Mitsui Fudosan                                       242,000           1,854,853
Total                                                                  3,107,061

Chemicals (0.5%)
Shin-Etsu Chemical                                    29,300             904,040

Communications equipment & services (0.9%)
NTT DoCoMo                                               848           1,564,346

Computers & office equipment (1.5%)
Canon                                                 17,000             627,214
Nomura Research Institute                             17,900           1,849,759
Total                                                                  2,476,973

Electronics (1.7%)
Hitachi                                              112,000             437,907
Keyence                                                5,500             910,456
Rohm                                                   8,500           1,070,566
Tokyo Electron                                        12,600             508,073
Total                                                                  2,927,002

Financial services (1.3%)
Nomura Holdings                                      151,000           1,737,899
Sumitomo Trust & Banking                              92,000             420,537
Total                                                                  2,158,436

Furniture & appliances (0.6%)
Matsushita Electric Industrial                        92,000             964,231

Health care (1.4%)
Chugai Pharmaceutical                                 50,200             410,582
Fujisawa Pharmaceutical                               25,000             485,675
Takeda Chemical Inds                                  37,000           1,537,262
Total                                                                  2,433,519

Household products (0.9%)
Kao                                                   66,000           1,508,448

Industrial equipment & services (0.4%)
Amada                                                 58,000             178,957
SMC                                                    5,700             451,310
Total                                                                    630,267

Insurance (0.5%)
Millea Holdings                                          112(b)          836,503

Media (0.8%)
Dentsu                                                   153             504,547
Sony                                                  18,100             778,605
Total                                                                  1,283,152

Multi-industry conglomerates (1.8%)
Mitsubishi                                           143,000             892,948
Secom                                                 21,000             742,225
Sumitomo Chemical                                    500,000           1,497,837
Total                                                                  3,133,010

Retail (1.2%)
Ito-Yokado                                            34,000           1,060,159
Seven-Eleven Japan                                    36,000           1,016,733
Total                                                                  2,076,892

Textiles & apparel (0.3%)
Asahi Glass                                           94,000             562,419

Transportation (1.0%)
East Japan Railway                                       187             851,735
Yamato Transport                                      56,000             797,649
Total                                                                  1,649,384

Utilities -- electric (0.3%)
Tokyo Electric Power                                  24,500             452,963

Utilities -- telephone (0.4%)
Nippon Telegraph & Telephone                             189             692,686

Luxembourg (1.0%)

Metals
Arcelor                                              155,889(b)        1,684,252

Mexico (1.4%)

Financial services (0.8%)
Grupo Financiero BBVA Bancomer Cl B                1,771,265(b)        1,385,464

Retail (0.6%)
Wal-Mart de Mexico                                   372,620             936,047

Netherlands (6.1%)

Energy (1.8%)
Royal Dutch Petroleum                                 70,597           3,053,765

Food (1.1%)
Unilever                                              29,662           1,901,985

Industrial equipment & services (1.1%)
Koninklijke (Royal) Philips Electronics              100,284           1,797,533

Insurance (1.4%)
Aegon                                                170,025           2,305,064

Transportation (0.7%)
TPG                                                   73,935           1,197,844

Portugal (1.8%)

Utilities -- telephone
Portugal Telecom                                     494,936           2,989,824

Singapore (1.3%)

Banks and savings & loans (1.0%)
United Overseas Bank                                 229,000           1,737,894

Transportation (0.3%)
Keppel                                               182,000             453,531

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
41 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

International Equity Portfolio

Issuer                                                Shares            Value(a)

South Korea (0.8%)

Automotive & related
Hyundai Motor                                         51,150          $1,299,214

Spain (3.2%)

Banks and savings & loans (1.2%)
Banco Santander Central Hispano                      324,885           1,991,531

Beverages & tobacco (0.8%)
Altadis                                               64,680           1,367,523

Utilities -- electric (1.2%)
Endesa                                               200,839           2,074,431

Switzerland (8.7%)

Banks and savings & loans (1.4%)
UBS                                                   48,940(b)        2,332,292

Chemicals (0.7%)
Syngenta                                              19,985           1,189,326

Food (2.0%)
Nestle                                                15,480           3,318,940

Health care (2.4%)
Novartis                                             110,777           4,224,864

Insurance (2.0%)
Swiss Reinsurance                                     48,174           3,344,964

Multi-industry conglomerates (0.2%)
Adecco                                                 9,458             371,605

Taiwan (1.1%)

Banks and savings & loans (0.6%)
Chinatrust Financial Holding                       1,145,000(b)          912,574

Electronics (0.5%)
Taiwan Semiconductor Mfg                             656,000             877,687

United Kingdom (29.1%)

Airlines (0.5%)
British Airways                                      413,924(b)          856,430

Banks and savings & loans (4.4%)
Lloyds TSB Group                                     286,681           2,466,818
Royal Bank of Scotland Group                         215,495           5,070,612
Total                                                                  7,537,430

Building materials & construction (0.9%)
Invensys                                           1,565,688           1,567,692

Communications equipment & services (3.1%)
GlaxoSmithKline                                      283,543           5,411,956

Energy (4.0%)
BP                                                 1,071,298           6,871,786

Financial services (2.2%)
HSBC Holdings                                        327,036           3,642,932

Food (1.1%)
Compass Group                                        402,452           1,783,444

Health care (0.2%)
Amersham                                              31,360             283,092

Media (2.1%)
British Sky Broadcasting Group                       367,924(b)        3,473,849

Metals (2.0%)
BHP Billiton                                         294,327           1,436,680
Rio Tinto                                            104,151           1,882,006
Total                                                                  3,318,686

Multi-industry conglomerates (1.1%)
Rentokil Initial                                     532,674           1,806,326

Retail (3.3%)
Next                                                 102,165           1,422,550
Signet Group                                         636,421             886,156
Tesco                                              1,106,921           3,433,248
Total                                                                  5,741,954

Utilities -- gas (1.7%)
Centrica                                           1,021,935           2,909,847

Utilities -- telephone (2.5%)
Vodafone Group                                     2,587,017           4,158,691

Total common stocks
(Cost: $175,431,091)                                                $154,340,453

Short-term securities (7.1%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
         12-24-02               1.62%             $2,500,000          $2,493,925
Federal Natl Mtge Assn Disc Nts
         11-06-02               1.64               1,000,000             999,739
         11-06-02               1.65                 900,000             899,765
         11-06-02               1.67               1,000,000             999,722
         11-25-02               1.65                 500,000             499,427
         12-02-02               1.69               3,600,000           3,594,591
         12-04-02               1.70                 500,000             499,197
         12-10-02               1.64               1,000,000             998,178
         12-11-02               1.70                 300,000             299,476
         12-20-02               1.70                 700,000             698,323

Total short-term securities
(Cost: $11,982,841)                                                  $11,982,343

Total investments in securities
(Cost: $187,413,932)(d)                                             $166,322,796

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2002, the cost of securities for federal income tax purposes was approximately $187,414,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $  2,501,000

     Unrealized depreciation                                        (23,592,000)
                                                                    -----------
     Net unrealized depreciation                                   $(21,091,000)
                                                                   ------------

--------------------------------------------------------------------------------
42 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.

Managed Portfolio

Oct. 31, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (67.9%)

Issuer                                                Shares            Value(a)

Aerospace & defense (1.5%)
Boeing                                               122,500          $3,644,375
United Technologies                                   25,000           1,541,750
Total                                                                  5,186,125

Airlines (0.3%)
AMR                                                  115,000(b)          542,800
Continental Airlines Cl B                            100,000(b)          635,000
Total                                                                  1,177,800

Banks and savings & loans (3.4%)
FleetBoston Financial                                 65,000           1,520,350
J.P. Morgan Chase                                     62,500           1,296,875
Wachovia                                              85,000           2,957,150
Washington Mutual                                    175,000           6,258,000
Total                                                                 12,032,375

Beverages & tobacco (0.6%)
Philip Morris                                         50,000           2,037,500

Building materials & construction (1.4%)
Cemex ADR                                            138,900(c)        2,815,503
Hanson ADR                                            83,500(c)        1,912,150
Total                                                                  4,727,653

Chemicals (3.5%)
Air Products & Chemicals                              83,700           3,699,540
Dow Chemical                                         157,000           4,080,430
Waste Management                                     200,000           4,604,000
Total                                                                 12,383,970

Communications equipment & services (2.4%)
Nokia ADR                                            165,000(c)        2,742,300
Tellabs                                              135,000(b)        1,036,800
Verizon Communications                               120,000           4,531,200
Total                                                                  8,310,300

Computers & office equipment (2.0%)
Computer Associates Intl                             125,000           1,857,500
Electronic Data Systems                              115,000           1,731,900
Hewlett-Packard                                      225,000           3,555,000
Total                                                                  7,144,400

Energy (5.9%)
Anadarko Petroleum                                    70,000           3,117,800
BP ADR                                                75,000(c)        2,883,750
ChevronTexaco                                         55,000           3,719,650
ConocoPhillips                                       185,310           8,987,535
Petroleo Brasileiro ADR                              145,000(c)        1,918,350
Total                                                                 20,627,085

Energy equipment & services (2.5%)
Baker Hughes                                          80,000           2,324,000
Pioneer Natural Resources                            100,000(b)        2,487,000
Transocean                                           182,000           4,000,360
Total                                                                  8,811,360

Financial services (7.4%)
Citigroup                                            171,000           6,318,450
Fannie Mae                                            60,400           4,038,344
Household Intl                                       120,000           2,851,200
Lehman Brothers Holdings                             199,000          10,600,730
Morgan Stanley                                        47,000           1,829,240
Total                                                                 25,637,964

Food (1.2%)
Sara Lee                                             184,000           4,200,720

Furniture & appliances (0.9%)
Whirlpool                                             70,000           3,262,700

Health care (0.5%)
Schering-Plough                                       83,000           1,772,050

Health care services (0.9%)
HCA                                                   70,000           3,044,300

Industrial equipment & services (6.0%)
Caterpillar                                          203,000           8,292,550
Illinois Tool Works                                   75,000           4,605,000
Ingersoll-Rand Cl A                                   96,000(c)        3,744,000
Parker-Hannifin                                      100,000           4,363,000
Total                                                                 21,004,550

Insurance (9.8%)
ACE                                                   75,000(c)        2,306,250
Berkshire Hathaway Cl B                                  875(b)        2,152,500
Chubb                                                 55,500           3,130,755
Hartford Financial Services Group                     30,400           1,200,800
Lincoln Natl                                          82,000           2,501,820
Loews                                                175,000           7,549,500
MetLife                                               80,100           1,912,788
Travelers Property Casualty Cl A                     419,104(b)        5,561,510
Travelers Property Casualty Cl B                       8,432(b)          114,001
XL Capital Cl A                                      100,000(c)        7,615,000
Total                                                                 34,044,924

Leisure time & entertainment (2.8%)
AOL Time Warner                                      195,000(b)        2,876,250
Carnival                                             145,000           3,787,400
Viacom Cl B                                           70,000(b)        3,122,700
Total                                                                  9,786,350

Metals (1.7%)
Alcoa                                                185,000           4,081,100
Nucor                                                 47,500           2,001,650
Total                                                                  6,082,750

Miscellaneous (--%)
Prime Succession Holdings                             88,893(b,h)             --

Multi-industry conglomerates (3.0%)
Eastman Kodak                                        150,000           4,942,500
Honeywell Intl                                       152,500           3,650,850
Tyco Intl                                            124,000(c)        1,793,040
Total                                                                 10,386,390

Paper & packaging (2.2%)
Intl Paper                                           222,600           7,775,418

Real estate investment trust (1.3%)
Crescent Real Estate Equities                        180,000           2,655,000
Equity Residential                                    75,000           1,779,000
Total                                                                  4,434,000

Retail (1.5%)
Federated Dept Stores                                 50,000(b)        1,535,000
Kroger                                               140,000(b)        2,077,600
May Dept Stores                                       75,000           1,751,250
Total                                                                  5,363,850

Transportation (1.9%)
Burlington Northern Santa Fe                         260,000           6,689,800

Utilities -- telephone (3.3%)
AT&T                                                 405,000           5,281,200
Davel Communications                                 127,996(b)            3,840
SBC Communications                                   100,000           2,566,000
Sprint (FON Group)                                   300,000           3,726,000
Total                                                                 11,577,040

Total common stocks
(Cost: $286,794,528)                                                $237,501,374

Preferred stocks (0.1%)

Issuer                                                Shares            Value(a)

Century Maintenance Supply
     13.25% Pay-in-kind Series C                       2,849(e)         $267,450
Intermedia Communications
     13.50% Series B                                      --(b)                7
Pegasus Satellite
     12.75% Cm Series B                                    1                 170

Total preferred stocks
(Cost: $214,064)                                                        $267,627

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
43 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Managed Portfolio

Bonds (23.3%)

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Government obligations (3.1%)
U.S. Treasury
         10-31-04               2.13%               $500,000            $504,414
         11-15-04               5.88                 500,000             541,686
         05-15-05               6.50                 500,000             556,505
         05-15-07               4.38                  90,000              96,479
         08-15-07               3.25                 560,000             572,884
         02-15-11               5.00                 380,000             414,412
         02-15-12               4.88               1,320,000           1,423,298
         08-15-12               4.38                 530,000             549,859
         02-15-26               6.00                 400,000             447,188
         02-15-29               5.25               1,000,000           1,013,320
         05-15-30               6.25               1,000,000(i)        1,161,523
         02-15-31               5.38               1,645,000           1,736,311
     TIPS
         07-15-12               3.00               1,100,000(g)        1,162,559
United Mexican States
     (U.S. Dollar)
         01-14-12               7.50                 500,000(c)          521,250
Total                                                                 10,701,688

Mortgage-backed securities (13.4%)
Collateralized Mtge Obligation Trust
         09-15-31               4.85                 220,000             219,250
Federal Home Loan Bank
         01-14-05               4.13                 500,000             522,204
Federal Home Loan Mtge Corp
         09-15-05               2.88               3,000,000           3,045,915
         09-15-07               3.50                 800,000             811,653
         07-15-12               5.13                 800,000             836,168
         07-01-15               7.50                 936,168             995,139
         10-01-22               6.50               6,500,000           6,752,551
         11-01-22               8.00                  98,041             106,129
         08-01-24               8.00                  84,943              91,531
         07-01-28               6.00               1,621,179           1,674,837
         04-01-32               7.00               3,025,327           3,159,072
     Collateralized Mtge Obligation
         02-15-16               5.50               1,000,000           1,041,563
         02-25-42               6.50                 492,765             528,436
Federal Natl Mtge Assn
         06-01-10               6.50                 418,710             442,664
         05-15-11               6.00                 500,000             557,104
         08-01-11               8.50                 207,295             226,436
         03-15-12               6.13               1,000,000           1,122,106
         03-01-17               5.50               2,845,804           2,938,507
         08-01-22               6.50               3,407,398           3,556,835
         04-01-23               8.50                  52,708              57,017
         05-01-24               6.00                 893,664             927,712
         06-01-24               9.00                  24,658              27,155
         08-01-25               7.50                 140,514             149,599
         09-01-25               6.50                 388,305             404,137
         09-01-25               7.00                 235,753             247,479
         12-01-25               7.00                 705,463             740,551
         04-01-26               7.00                 309,908             324,954
         05-01-26               7.50                 380,323             404,454
         09-01-28               6.50               1,280,384           1,328,604
         11-01-28               6.00                 980,041           1,011,607
         12-01-28               6.50               1,252,846           1,300,030
         06-01-29               6.50               4,621,861           4,793,270
         05-01-31               6.50               1,032,796           1,070,642
         05-01-32               7.50               1,544,702           1,633,973
         08-01-32               6.50                 986,981           1,022,946
         08-25-12               4.72               1,000,000             991,815
     Collateralized Mtge Obligation
         07-30-12               5.50               1,000,000           1,044,997
         10-01-32               5.00               1,000,000           1,040,469
Total                                                                 47,149,511

Aerospace & defense (0.1%)
Alliant Techsystems
     Company Guaranty
         05-15-11               8.50                 100,000             106,500
L-3 Communications
     Sr Sub Nts
         06-15-12               7.63                 130,000(d)          134,550
Transdigm
     Company Guaranty
         12-01-08              10.38                  75,000              75,750
Total                                                                    316,800

Airlines (0.4%)
Continental Airlines
     Series 1998A
         09-15-17               6.65                 886,881             678,939
     Series 2001-1
         06-15-21               6.70                 293,171             221,762
Delta Air Lines
         09-18-11               7.11                 550,000             500,108
Total                                                                  1,400,809

Automotive & related (0.5%)
American Axle & Mfg
     Company Guaranty
         03-01-09               9.75                 100,000             106,500
DaimlerChrysler North America Holdings
     Company Guaranty
         01-18-31               8.50                 120,000             135,830
Ford Motor
         07-16-31               7.45               1,000,000             764,012
Ford Motor Credit
         02-01-11               7.38               1,000,000             893,704
Total                                                                  1,900,046

Banks and savings & loans (0.3%)
Bank of America
         09-15-12               4.88                 300,000             299,412
Bank One
     Sub Nts
         11-15-11               5.90                 250,000             265,998
J.P. Morgan Chase
         05-30-07               5.25                 110,000             115,525
US Bank National Association Minnesota
         08-01-11               6.38                 100,000             110,900
Wells Fargo Bank NA
     Sub Nts
         02-01-11               6.45                 300,000             333,380
Total                                                                  1,125,215

Building materials & construction (0.3%)
Associated Materials
     Sr Sub Nts
         04-15-12               9.75                 120,000(d)          122,400
Dayton Superior
     Company Guaranty
         06-15-09              13.00                 100,000              78,000
Meritage
     Company Guaranty
         06-01-11               9.75                  60,000              61,200
Nortek
     Sr Nts Series B
         09-01-07               9.13                 100,000              98,000
Schuler Homes
     Company Guaranty
         07-15-09               9.38                 100,000              99,500
Standard Pacific
     Sr Sub Nts
         04-15-12               9.25                 100,000              97,000
Tyco Intl Group
     (U.S. Dollar) Company Guaranty
         02-15-11               6.75                 250,000(c)          212,499
WCI Communities
     Company Guaranty
         02-15-11              10.63                 125,000             112,188
Weyerhaeuser
         03-15-12               6.75                 100,000             104,811
Total                                                                    985,598

Chemicals (0.3%)
Airgas
     Company Guaranty
         10-01-11               9.13                 100,000             106,250
Allied Waste North America
     Company Guaranty Series B
         01-01-06               7.63                 100,000              98,000
         08-01-09              10.00                  50,000              48,000
Compass Minerals Group
     Company Guaranty
         08-15-11              10.00                  50,000              53,500
Dow Chemical
         10-01-12               6.00                  90,000              87,821
Equistar Chemical/Funding
     Company Guaranty
         09-01-08              10.13                 200,000             180,000
Huntsman Intl LLC
     Company Guaranty
         03-01-09               9.88                  20,000              19,800
IMC Global
     Company Guaranty Series B
         06-01-08              10.88                  10,000              10,750
Lyondell Chemical
     Company Guaranty
         12-15-08               9.50                  50,000              46,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
44 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Managed Portfolio

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Chemicals (cont.)
Noveon
     Company Guaranty Series B
         02-28-11              11.00%                $75,000             $80,250
Resolution Performance
     Sr Sub Nts
         11-15-10              13.50                 140,000             148,400
Total                                                                    879,521

Communications equipment & services (0.3%)
AT&T Wireless Services
     Sr Nts
         03-01-11               7.88                 750,000             652,500
Deutsche Telekom Intl Finance
     (U.S. Dollar)
         06-15-10               8.50                 100,000(c)          111,391
EchoStar DBS
     Sr Nts
         02-01-09               9.38                 125,000             125,000
GT Group Telecom
     (U.S. Dollar)
         06-30-08               9.89                 275,000(b,c)         68,750
NATG Holdings LLC/Orius Capital
     Company Guaranty Series B
         02-01-10              12.75                 100,000(b)            1,000
Qwest
         11-01-04               7.20                 100,000              93,500
Total                                                                  1,052,141

Energy (0.4%)
Amerada Hess
         03-15-33               7.13                 180,000             185,566
El Paso Energy Partners
     Company Guaranty Series B
         06-01-11               8.50                  35,000              31,150
Eott Energy Partners LP/Energy Finance
     Company Guaranty
         10-01-09              11.00                 100,000(b)           40,000
FirstEnergy
     Series B
         11-15-11               6.45                 250,000             235,180
Forest Oil
     Sr Nts
         06-15-08               8.00                 105,000             111,300
Hanover Equipment Trust
     Sr Nts
         09-01-11               8.75                 100,000(d)           94,000
Magnum Hunter Resources
     Company Guaranty
         03-15-12               9.60                 140,000             147,000
Marathon Oil
         06-01-07               5.38                 200,000             210,140
Newfield Exploration
     Sr Sub Nts
         08-15-12               8.38                 140,000             146,300
Tesoro Petroleum
     Sr Sub Nts
         04-01-12               9.63                 145,000              75,400
XTO Energy
     Sr Nts
         04-15-12               7.50                 100,000             106,000
Total                                                                  1,382,036

Energy equipment & services (0.1%)
Key Energy Services
     Sr Nts
         03-01-08               8.38                 115,000             119,600
Plains All American Pipeline
     Sr Nts
         10-15-12               7.75                  95,000(d)           97,375
Total                                                                    216,975

Financial services (1.1%)
American General Finance
         10-01-12               5.38                 150,000             148,463
Citibank Credit Card Insurance Trust
     Series 2001-8 Cl A
         12-07-06               4.10                 500,000             519,411
Citigroup
     Sub Nts
         08-27-12               5.63                 400,000             411,048
Credit Suisse First Boston USA
         01-15-12               6.50                 400,000             417,377
GMAC
         02-01-12               7.00                 600,000             552,965
         08-28-12               6.88                 200,000             181,002
Goldman Sachs Group
         01-15-12               6.60                 500,000             543,424
Household Finance
         10-15-11               6.38                 500,000             429,533
John Hancock Financial Services
     Sr Nts
         12-01-08               5.63                 150,000             154,481
Pemex Master Trust
         02-01-09               7.88                 400,000(d)          412,500
Total                                                                  3,770,204

Food (0.1%)
B&G Foods
     Company Guaranty Series D
         08-01-07               9.63                 165,000             171,188
Del Monte
     Company Guaranty Series B
         05-15-11               9.25                 125,000             124,375
General Mills
         02-15-07               5.13                 150,000             157,528
Total                                                                    453,091

Furniture & appliances (--%)
Falcon Products
     Company Guaranty Series B
         06-15-09              11.38                  50,000              37,000
Interface
     Company Guaranty
         04-01-08               7.30                  50,000              41,500
     Sr Nts
         02-01-10              10.38                  50,000              47,000
Total                                                                    125,500

Health care services (0.1%)
HCA
         10-01-12               6.30                 150,000             145,058
Iasis Healthcare
     Company Guaranty
         10-15-09              13.00                  15,000              15,300
Insight Healthcare Services
     Company Guaranty Series B
         11-01-11               9.88                  30,000              29,100
Paracelsus Healthcare Escrow
     Sr Sub Nts
         08-15-06                 --               1,000,000(b,h)             --
Tenet Healthcare
     Sr Nts
         06-01-12               6.50                 150,000             160,121
Vanguard Health Systems
     Company Guaranty
         08-01-11               9.75                 100,000              94,500
Total                                                                    444,079

Industrial equipment & services (0.1%)
Joy Global
     Company Guaranty Series B
         03-15-12               8.75                  50,000              50,250
Motors & Gears
     Sr Nts Series D
         11-15-06              10.75                 100,000              85,000
Terex
     Company Guaranty
         07-15-11               9.25                  50,000              43,000
Total                                                                    178,250

Insurance (0.1%)
Americo Life
     Sr Sub Nts
         06-01-05               9.25                 100,000              98,000
Hartford Life
     Sr Nts
         03-01-31               7.38                 180,000             187,332
Total                                                                    285,332

Leisure time & entertainment (0.4%)
AMC Entertainment
     Sr Sub Nts
         03-15-09               9.50                  80,000              71,000
Argosy Gaming
     Sr Sub Nts
         09-01-11               9.00                 150,000             157,875

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
45 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Managed Portfolio

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Leisure time & entertainment (cont.)
Choctaw Resort Development Enterprises
     Sr Nts
         04-01-09               9.25%               $100,000            $104,000
HMH Properties
     Company Guaranty Series A
         08-01-05               7.88                 125,000             122,500
Pinnacle Entertainment
     Company Guaranty Series B
         02-15-07               9.25                 100,000              85,000
Six Flags
     Sr Nts
         02-01-10               8.88                  75,000              65,625
Station Casinos
     Sr Nts
         02-15-08               8.38                  75,000              78,750
United Artists Theatre
     Series 1995A
         07-01-15               9.30                 609,111             554,291
Viacom
     Company Guaranty
         08-15-12               5.63                 130,000             135,400
Wynn Las Vegas LLC
     2nd Mtge
         11-01-10              12.00                  50,000              47,000
Total                                                                  1,421,441

Media (0.4%)
American Media Operation
     Company Guaranty Series B
         05-01-09              10.25                 110,000             113,300
Comcast Cable Communications
         05-01-27               8.50                 200,000             194,164
Corus Entertainment
     (U.S. Dollar) Sr Sub Nts
         03-01-12               8.75                  55,000(c)           56,788
CSC Holdings
     Sr Nts
         12-15-07               7.88                  75,000              62,063
         07-15-08               7.25                 105,000              86,363
Dex Media East LLC/Finance
     Sr Nts
         11-15-09               9.88                  75,000(d,k)         76,765
Mediacom Broadband LLC
     Company Guaranty
         07-15-13              11.00                 100,000              86,500
Nexstar Finance LLC
     Company Guaranty
         04-01-08              12.00                 100,000             107,500
Radio One
     Company Guaranty Series B
         07-01-11               8.88                 100,000             106,750
Rogers Cablesystems
     (U.S. Dollar) Company Guaranty
         12-01-15              11.00                 100,000(c)           94,000
Salem Communication Holding
     Company Guaranty Series B
         07-01-11               9.00                 100,000             104,000
Sinclair Broadcast Group
     Company Guaranty
         12-15-11               8.75                 135,000             141,750
Turner Broadcasting
         07-01-13               8.38                 250,000             258,367
Total                                                                  1,488,310

Metals (0.1%)
AK Steel
     Company Guaranty
         06-15-12               7.75                 100,000(d)           98,000
DTE Burns Harbor LLC
     Sr Nts
         01-30-03               6.57                  36,205(d)           31,968
Jorgensen Earle M.
         06-01-12               9.75                  95,000              92,150
Peabody Energy
     Company Guaranty Series B
         05-15-08               9.63                 150,000             157,500
Total                                                                    379,618

Miscellaneous (0.2%)
Advanced Accessory/AAS Cap
     Company Guaranty Series B
         10-01-07               9.75                 150,000             133,500
EOP Operating LP
     Company Guaranty
         02-15-12               6.75                 180,000             187,398
Owens-Brockway Glass
     Company Guaranty
         02-15-09               8.88                 150,000             154,125
Prime Succession Holding
     Cv Pay-in-kind
         08-29-04              14.25                  63,125(b,e,h)           --
Von Hoffman
     Company Guaranty
         03-15-09              10.25                  20,000              18,600
Von Hoffman Press
     Company Guaranty
         05-15-07              10.38                 100,000              76,125
Total                                                                    569,748

Multi-industry conglomerates (0.2%)
General Electric Capital
         06-15-12               6.00                 600,000             638,712

Paper & packaging (0.2%)
Berry Plastics
     Company Guaranty
         07-15-12              10.75                  55,000              57,200
Fort James
     Sr Nts
         09-15-07               6.88                 100,000              88,000
Jefferson Smurfit
     Sr Nts
         10-01-12               8.25                  65,000(d)           66,625
MDP Acquisitions
     (U.S. Dollar) Sr Nts
         10-01-12               9.63                  85,000(c,d)         87,550
Plastipak Holdings
     Sr Nts
         09-01-11              10.75                  65,000(d)           67,356
Pliant
     Sr Sub Nts
         06-01-10              13.00                  65,000              50,700
Riverwood Intl
     Company Guaranty
         04-01-08              10.88                 100,000             101,500
Silgan Holdings
     Sr Sub Deb
         06-01-09               9.00                 150,000             156,000
Stone Container
     Sr Nts
         02-01-08               9.25                 100,000             106,000
Total                                                                    780,931

Real estate investment trust (--%)
MeriStar Hospitality
     Company Guaranty
         01-15-11               9.13                 100,000              81,250

Restaurants & lodging (0.1%)
Extended Stay America
     Sr Sub Nts
         06-15-11               9.88                  85,000              81,175
Park Place Entertainment
     Sr Sub Nts
         05-15-11               8.13                 125,000             125,937
Starwood Hotels Resorts
         05-01-12               7.88                  75,000(d)           71,813
Total                                                                    278,925

Retail (0.3%)
Federated Dept Stores
     Sr Nts
         09-01-08               6.63                 300,000             324,841
Gap
         09-15-07               6.90                 100,000              90,000
Kroger
     Company Guaranty
         06-15-12               6.20                 180,000             187,117
Levi Strauss
         11-01-03               6.80                 100,000              97,000
Sears Roebuck Acceptance
         04-15-12               6.70                 170,000             156,149
United Auto Group
     Sr Sub Nts
         03-15-12               9.63                 100,000(d)           95,000
Total                                                                    950,107

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
46 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Managed Portfolio

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Transportation (0.2%)
CSX
         03-15-12               6.30%               $200,000            $212,923
Greater Beijing First Expressways
     (U.S. Dollar) Sr Nts
         06-15-04               9.25                 200,000(b,c)        110,000
         06-15-07               9.50                 170,000(b,c)         93,500
Interpool
         08-01-07               7.35                 100,000              91,750
Union Pacific
         01-15-11               6.65                 150,000             166,779
Total                                                                    674,952

Utilities -- electric (0.1%)
CMS Energy
     Sr Nts
         04-15-11               8.50                  50,000              35,500
Dominion Resources
     Sr Nts Series B
         06-30-12               6.25                 180,000             183,217
Duke Energy
         01-15-12               6.25                  90,000              93,809
Sithe Independence Funding
     Series A
         12-30-13               9.00                 150,000             132,651
Total                                                                    445,177

Utilities -- gas (0.2%)
NiSource Finance
     Company Guaranty
         04-15-03               5.75                 750,000             725,016

Utilities -- telephone (0.2%)
AT&T
     Sr Nts
         11-15-06               6.50                 180,000             180,000
British Telecom
     (U.S. Dollar)
         12-15-10               8.38                 100,000(c)          117,299
Dobson/Sygnet Communications
     Sr Nts
         12-15-08              12.25                 250,000             150,000
Mountain States Telephone & Telegraph
         06-01-05               5.50                  80,000              55,200
Nextel Communications
     Sr Nts
         02-01-11               9.50                 210,000             177,975
Total                                                                    680,474

Total bonds
(Cost: $81,707,416)                                                  $81,481,457

Short-term securities (8.3%)(j)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (6.6%)
Federal Home Loan Mtge Corp Disc Nt
         12-10-02               1.69%             $5,000,000          $4,990,610
Federal Natl Mtge Assn Disc Nts
         11-04-02               1.66               1,900,000           1,899,650
         11-20-02               1.70               9,900,000           9,891,371
         12-11-02               1.70               2,600,000           2,595,462
         12-23-02               1.57               3,600,000           3,591,679
Total                                                                 22,968,772

Commercial paper (1.7%)
Alpine Securitization
         11-15-02               1.75                 700,000(f)          699,490
ING US Funding
         11-12-02               1.74               1,900,000           1,898,898
UBS Finance (Delaware)
         11-01-02               1.89               3,400,000           3,399,822
Total                                                                  5,998,210

Total short-term securities
(Cost: $28,967,139)                                                  $28,966,982

Total investments in securities
(Cost: $397,683,147)(l)                                             $348,217,440

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
47 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Managed Portfolio

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Oct. 31, 2002, the value of foreign securities represented 8.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(g) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h)  Negligible market value.

(i) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     Type of security                                            Notional amount
     ---------------------------------------------------------------------------
     Purchase contracts
     U.S. Treasury Bonds, Dec. 2002                                   $1,200,000
     U.S. Treasury Notes, Dec. 2002, 10-year                           6,600,000

     Sale contracts
     U.S. Treasury Notes, Dec. 2002, 5-year                              300,000
     Swap Futures, Dec. 2002, 10-year                                  4,500,000

(j) At Oct. 31, 2002, cash or short-term securities were designated to cover open call options written as follows (see Note 6 to the financial statements):

     Issuer                    Notional     Exercise     Expiration     Value(a)
                                             amount         price           date

     U.S. Treasury Notes
     Dec. 2002 5-year         $5,000,000      $111        Nov. 2002     $140,625

(k) At Oct. 31, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $76,675.

(l) At Oct. 31, 2002, the cost of securities for federal income tax purposes was approximately $397,683,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $  6,267,000

     Unrealized depreciation                                        (55,733,000)
                                                                    -----------
     Net unrealized depreciation                                   $(49,466,000)
                                                                   ------------

--------------------------------------------------------------------------------
48 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Investments in Securities

IDS Life Series Fund, Inc.

Money Market Portfolio

Oct. 31, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

U.S. government agencies (24.7%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Federal Home Loan Bank Disc Nt
         11-06-02               1.73%             $5,000,000          $4,998,799
Federal Home Loan Mtge Corp Disc Nts
         11-07-02               1.61               4,400,000           4,398,819
         12-24-02               1.64               1,500,000           1,496,378
Federal Natl Mtge Assn Disc Nts
         12-20-02               1.69               3,700,000           3,691,489
         12-27-02               1.69                 600,000             598,423
         01-08-03               1.71               2,100,000           2,093,257

Total U.S. government agencies
(Cost: $17,277,165)                                                   17,277,165

Certificates of deposit (10.7%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Banque Nationale de Paris Yankee
         01-14-03               1.83%             $1,800,000          $1,800,000
Societe Generale Yankee
         11-21-02               1.84               2,300,000           2,300,000
Westdeutsche Landesbank Yankee
         11-25-02               1.84               1,200,000           1,200,000
         01-23-03               1.77               2,200,000           2,200,000

Total certificates of deposit
(Cost: $7,500,000)                                                     7,500,000

Commercial paper (64.7%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Asset-backed (24.2%)
Alpine Securitization
         01-21-03               1.80%             $1,300,000(b)       $1,294,764
Amsterdam Funding
         11-14-02               1.79                 700,000(b)          699,548
Barton Capital
         01-07-03               1.72               1,300,000(b)        1,295,863
CAFCO
         12-16-02               1.75               1,300,000(b)        1,297,155
Ciesco LP
         11-27-02               1.72               1,100,000(b)        1,098,634
Delaware Funding
         12-09-02               1.76                 700,000(b)          698,700
Edison Asset Securitization
         01-06-03               1.72                 500,000(b)          498,433
Enterprise Funding
         12-10-02               1.77                 800,000(b)          798,466
Fairway Finance
         01-10-03               1.74               1,200,000(b)        1,195,963
Kitty Hawk Funding
         11-29-02               1.76               1,300,000(b)        1,298,219
Old Line Funding
         11-05-02               1.78               1,200,000(b)        1,199,763
Park Avenue Receivables
         01-09-03               1.73               1,200,000(b)        1,196,044
Receivables Capital
         11-07-02               1.76                 800,000(b)          799,765
         11-25-02               1.74                 500,000(b)          499,420
Sheffield Receivables
         01-06-03               1.79               1,300,000(b)        1,295,758
Variable Funding Capital
         11-08-02               1.76               1,000,000(b)          999,658
Windmill Funding
         11-13-02               1.79                 800,000(b)          799,523
Total                                                                 16,965,676

Banks and savings & loans (2.9%)
Dresdner US Finance
         11-20-02               1.83               1,500,000           1,498,551
Societe Generale North America
         11-08-02               1.75                 500,000             499,830
Total                                                                  1,998,381

Broker dealers (13.9%)
Fleet Funding
         11-20-02               1.76               1,000,000(b)          999,071
Goldman Sachs Group
         01-13-03               1.72               1,000,000             996,533
         02-05-03               1.79               1,600,000           1,592,405
Morgan Stanley
         11-04-02               1.76               1,100,000           1,099,839
         01-24-03               1.79               2,200,000           2,190,863
Salomon Smith Barney
         11-12-02               1.79               1,900,000           1,898,961
         11-26-02               1.77               1,000,000             998,771
Total                                                                  9,776,443

Energy (2.6%)
Chevron UK Investment
         12-02-02               1.72               1,800,000(b)        1,797,334

Financial services (9.7%)
AEGON Funding
         01-17-03               1.80               3,000,000(b)        2,988,513
Intl Lease Finance
         01-07-03               1.81               1,000,000             996,650
Southern Co Funding
         11-14-02               1.75               1,600,000(b)        1,598,989
Verizon Network Funding
         11-15-02               1.94               1,200,000           1,199,095
Total                                                                  6,783,247

Multi-industry conglomerates (3.7%)
GE Capital Intl Funding
         12-23-02               1.76               1,600,000(b)        1,595,933
         01-27-03               1.80               1,000,000(b)          995,674
Total                                                                  2,591,607

Utilities -- electric (2.9%)
Duke Energy
         11-20-02               1.78               2,000,000           1,998,121

Utilities -- telephone (4.8%)
SBC Intl
         11-08-02               1.77               1,900,000(b)        1,899,346
         12-04-02               1.72                 600,000(b)          599,054
Vodafone AirTouch
         02-04-03               1.78                 900,000(b)          895,796
Total                                                                  3,394,196

Total commercial paper
(Cost: $45,305,005)                                                   45,305,005

Total investments in securities
(Cost: $70,082,170)(c)                                               $70,082,170

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(c) Also represents the cost of securities for federal income tax purposes at Oct. 31, 2002.

--------------------------------------------------------------------------------
49 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Results of Meeting of Shareholders

EQUITY PORTFOLIO

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the five nominees specified below as Board members*.

                      Shares Voted "For"    Shares Withholding Authority to Vote

Gumer C. Alvero        174,251,307.396                9,547,358.025
Timothy V. Bechtold    174,389,506.554                9,409,158.867
Rodney P. Burwell      174,598,141.098                9,200,524.323
Jean B. Keffeler       173,908,308.749                9,890,356.672
Thomas R. McBurney     174,643,287.808                9,155,377.613

Proposal 2

To ratify the selection of independent auditors*.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  176,615,110.588           4,241,843.886      2,941,710.947         0.000

Proposal 3

To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share*.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  164,078,394.520          16,024,822.847      3,695,448.054         0.000

Proposal 4

To approve changes to the Investment Management Services Agreement.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  43,748,054.034            3,175,038.320      1,793,995.489         0.000

Proposal 5

To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  42,908,293.007            4,530,656.895      1,278,137.941         0.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
50 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Results of Meeting of Shareholders

EQUITY INCOME PORTFOLIO

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the five nominees specified below as Board members*.

                      Shares Voted "For"    Shares Withholding Authority to Vote

Gumer C. Alvero        174,251,307.396                9,547,358.025
Timothy V. Bechtold    174,389,506.554                9,409,158.867
Rodney P. Burwell      174,598,141.098                9,200,524.323
Jean B. Keffeler       173,908,308.749                9,890,356.672
Thomas R. McBurney     174,643,287.808                9,155,377.613

Proposal 2

To ratify the selection of independent auditors*.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  176,615,110.588           4,241,843.886      2,941,710.947         0.000

Proposal 3

To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share*.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  164,078,394.520          16,024,822.847      3,695,448.054         0.000

Proposal 4

To approve changes to the Investment Management Services Agreement.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

    735,385.730              45,746.526         31,673.689           0.000

Proposal 5

To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

    738,897.729              46,807.008         27,101.208           0.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
51 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Results of Meeting of Shareholders

GOVERNMENT SECURITIES PORTFOLIO

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the five nominees specified below as Board members*.

                      Shares Voted "For"    Shares Withholding Authority to Vote

Gumer C. Alvero        174,251,307.396                9,547,358.025
Timothy V. Bechtold    174,389,506.554                9,409,158.867
Rodney P. Burwell      174,598,141.098                9,200,524.323
Jean B. Keffeler       173,908,308.749                9,890,356.672
Thomas R. McBurney     174,643,287.808                9,155,377.613

Proposal 2

To ratify the selection of independent auditors*.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  176,615,110.588           4,241,843.886      2,941,710.947         0.000

Proposal 3

To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share*.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  164,078,394.520          16,024,822.847      3,695,448.054         0.000

Proposal 4

To approve changes to the Investment Management Services Agreement.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

   2,292,731.916             159,657.568        52,923.478           0.000

Proposal 5

To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

   2,242,036.121             219,611.550        43,665.291           0.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
52 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Results of Meeting of Shareholders

INCOME PORTFOLIO

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the five nominees specified below as Board members*.

                      Shares Voted "For"    Shares Withholding Authority to Vote

Gumer C. Alvero        174,251,307.396                9,547,358.025
Timothy V. Bechtold    174,389,506.554                9,409,158.867
Rodney P. Burwell      174,598,141.098                9,200,524.323
Jean B. Keffeler       173,908,308.749                9,890,356.672
Thomas R. McBurney     174,643,287.808                9,155,377.613

Proposal 2

To ratify the selection of independent auditors*.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  176,615,110.588           4,241,843.886      2,941,710.947         0.000

Proposal 3

To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share*.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  164,078,394.520          16,024,822.847      3,695,448.054         0.000

Proposal 4

To approve changes to the Investment Management Services Agreement.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

   9,608,219.845             540,612.959        304,373.519          0.000

Proposal 5

To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

   9,491,766.490             769,579.423        191,860.410          0.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
53 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Results of Meeting of Shareholders

INTERNATIONAL EQUITY PORTFOLIO

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the five nominees specified below as Board members*.

                      Shares Voted "For"    Shares Withholding Authority to Vote

Gumer C. Alvero        174,251,307.396                9,547,358.025
Timothy V. Bechtold    174,389,506.554                9,409,158.867
Rodney P. Burwell      174,598,141.098                9,200,524.323
Jean B. Keffeler       173,908,308.749                9,890,356.672
Thomas R. McBurney     174,643,287.808                9,155,377.613

Proposal 2

To ratify the selection of independent auditors*.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  176,615,110.588           4,241,843.886      2,941,710.947         0.000

Proposal 3

To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share*.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  164,078,394.520          16,024,822.847      3,695,448.054         0.000

Proposal 4

To approve changes to the Investment Management Services Agreement.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  17,475,102.228            1,089,399.071       687,428.991          0.000

Proposal 5

To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  17,068,152.943            1,741,605.081       442,172.266          0.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
54 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Results of Meeting of Shareholders

MANAGED PORTFOLIO

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the five nominees specified below as Board members*.

                      Shares Voted "For"    Shares Withholding Authority to Vote

Gumer C. Alvero        174,251,307.396                9,547,358.025
Timothy V. Bechtold    174,389,506.554                9,409,158.867
Rodney P. Burwell      174,598,141.098                9,200,524.323
Jean B. Keffeler       173,908,308.749                9,890,356.672
Thomas R. McBurney     174,643,287.808                9,155,377.613

Proposal 2

To ratify the selection of independent auditors*.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  176,615,110.588           4,241,843.886      2,941,710.947         0.000

Proposal 3

To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share*.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  164,078,394.520          16,024,822.847      3,695,448.054         0.000

Proposal 4

To approve changes to the Investment Management Services Agreement.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  29,492,419.403            2,247,294.320      1,102,813.120         0.000

Proposal 5

To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  29,089,978.573            2,959,513.683       793,034.587          0.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
55 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

Results of Meeting of Shareholders

MONEY MARKET PORTFOLIO

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the five nominees specified below as Board members*.

                      Shares Voted "For"    Shares Withholding Authority to Vote

Gumer C. Alvero        174,251,307.396                9,547,358.025
Timothy V. Bechtold    174,389,506.554                9,409,158.867
Rodney P. Burwell      174,598,141.098                9,200,524.323
Jean B. Keffeler       173,908,308.749                9,890,356.672
Thomas R. McBurney     174,643,287.808                9,155,377.613

Proposal 2

To ratify the selection of independent auditors*.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  176,615,110.588           4,241,843.886      2,941,710.947         0.000

Proposal 3

To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share*.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  164,078,394.520          16,024,822.847      3,695,448.054         0.000

Proposal 4

To approve changes to the Investment Management Services Agreement.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  63,294,098.754            4,232,551.481      1,689,144.980         0.000

Proposal 5

To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"     Shares Voted "Against"   Abstentions    Broker Non-Votes

  62,808,940.711            5,060,926.132      1,345,928.372         0.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
56 IDS LIFE SERIES FUND, INC. -- SEMIANNUAL REPORT

AMERICAN
  EXPRESS(R)

IDS Life Series Fund, Inc.
70100 AXP Financial Center
Minneapolis, MN 55474

                                                                S-6192 T (12/02)